SCHEDULE 14A INFORMATION

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(A) Of The Securities Exchange Act Of 1934 (Amendment No.)

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Context Capital Funds

(Name of Registrant as Specified In Its Charter)
____________________

Atlantic Fund Services

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CONTEXT CAPITAL FUNDS

Context Alternative Strategies Fund

Three Canal Plaza
Portland, Maine 04101
_________________________________________

IMPORTANT SHAREHOLDER INFORMATION

September 29, 2014

As a shareholder of Context Alternative Strategies Fund (the "Fund"), a series of Context Capital Funds (the "Trust"), we wish to inform you that the Board of Trustees of the Trust (the "Board") has approved, subject to shareholder approval: (1) a new investment advisory agreement between Context Capital Advisers, LLC (the current adviser for the Fund) ("Context") and the Trust, on behalf of the Fund, and (2) new investment sub-advisory agreements between Context and each of (a) Armory Funds, LLC, (b) Del Mar Asset Management, LP, (c) ESM Management LLC, (d) First Principles Capital Management, LLC, (e) Highland Capital Management, L.P., (f) Kellner Private Fund Management, LP, (g) Phineus Partners, L.P., and (h) Weatherbie Capital, LLC (each a current sub-adviser for the Fund).

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement that describes each new investment advisory and sub-advisory agreement.  Also enclosed you will find your written consent card.  Please complete, date and sign the written consent card and return it to the Assistant Secretary of the Trust by 5:00 p.m . , Eastern standard time, on  October 14, 2014.

The Board recommends that all shareholders of the Fund CONSENT to the new investment advisory and sub-advisory agreements.

CONTEXT CAPITAL FUNDS

Context Alternative Strategies Fund

Three Canal Plaza
Portland, Maine 04101
_________________________________________

NOTICE OF SOLICITATION OF CONSENTS

To the Shareholders of Context Alternative Strategies Fund (the "Fund"):

This Notice of Solicitation of Consents and accompanying Consent Solicitation Statement are being furnished to you by Context Capital Funds (the "Trust") in connection with the solicitation, on behalf of the Trust's Board of Trustees (the "Board"), of written consents from the holders of the outstanding shares of the Fund to take actions that require shareholder approval.

The Board is requesting that the shareholders of the Fund approve (1) a new investment advisory agreement between Context Capital Advisers, LLC (the current adviser for the Fund) ("Context") and the Trust, on behalf of the Fund, and (2) new investment sub-advisory agreements between Context and each of (a) Armory Funds, LLC, (b) Del Mar Asset Management, LP, (c) ESM Management LLC, (d) First Principles Capital Management, LLC, (e) Highland Capital Management, L.P., (f) Kellner Private Fund Management, LP, (g) Phineus Partners, L.P., and (h) Weatherbie Capital, LLC (each a current sub-adviser for the Fund).

Please complete, date and sign the enclosed written consent card and return it to the Assistant Secretary of the Trust.  To be counted, a shareholder's properly completed written consent card must be received at or before the earlier of 5:00 p.m. , Eastern standard time, on  October 14, 2014 or the date that Requisite Consent (as defined in the Consent Solicitation Statement) is received, subject to extension by the Board.

The Board recommends that all shareholders of the Fund CONSENT to the new investment advisory and sub-advisory agreements.  You can do so by marking the boxes entitled "CONSENT" with respect to the proposal on the enclosed written consent card.  If you do not return the enclosed written consent card, one or more of the proposed investment advisory agreements may not take effect. If you sign and send in the written consent card but do not indicate that you consent to one or more of the new investment advisory agreements, we will treat this as a consent to the approval of such investment advisory agreement(s).  Consents may be revoked by shareholders at any time prior to the deadline for the receipt of written consents of the holders of a majority of the outstanding shares of the Fund entitled to act.

By Order of the Board of Trustees,

Stephen J. Kneeley
President and Principal Executive Officer

    September 29, 2014

Table Of Contents	Page
Introduction	1
Required Vote	2
How to Submit Consents	2
Expiration Date of Solicitation	2
Revocation of Consents	2
Important Notice Regarding the Availability of Proxy Materials	3
The Proposals	3
Additional Information about the Fund	14
Record Shareholders	16
Beneficial Ownership of Management and Principal Shareholders	16
Exhibit A: Form of new Investment Advisory Agreement between Context Capital Advisers, LLC ("Context") and Context Capital Funds	A-1
Exhibit B: Form of new Sub-Advisory Agreement between Context and Armory Funds, LLC	B-1
Exhibit C: Form of new Sub-Advisory Agreement between Context and Del Mar Asset Management, LP	C-1
Exhibit D: Form of new Sub-Advisory Agreement between Context and ESM Management LLC	D-1
Exhibit E: Form of new Sub-Advisory Agreement between Context and First Principles Capital Management, LLC	E-1
Exhibit F: Form of new Sub-Advisory Agreement between Context and Highland Capital Management, L.P.	F-1
Exhibit G: Form of new Sub-Advisory Agreement between Context and Kellner Private Fund Management, LP	G-1
Exhibit H: Form of new Sub-Advisory Agreement between Context and Phineus Partners, L.P.	H-1
Exhibit I: Form of new Sub-Advisory Agreement between Context and Weatherbie Capital, LLC	I-1

CONTEXT CAPITAL FUNDS

Context Alternative Strategies Fund

Three Canal Plaza
Portland, Maine 04101
_________________________________________

CONSENT SOLICITATION STATEMENT DATED SEPTEMBER 29, 2014

Introduction

This Consent Solicitation Statement (the "Statement") is being furnished in connection with the solicitation of written consents of the shareholders of Context Alternative Strategies Fund (the "Fund"), a series of Context Capital Funds (the "Trust"), to approve for the Fund (1) a new investment advisory agreement between Context Capital Advisers, LLC, the current adviser for the Fund ("Context" or the "Adviser"), and the Trust, on behalf of the Fund (the "New Advisory Agreement"), and (2) new investment sub-advisory agreements between each of (a) Armory Funds, LLC, (b) Del Mar Asset Management, LP, (c) ESM Management LLC, (d) First Principles Capital Management, LLC, (e) Highland Capital Management, L.P., (f) Kellner Private Fund Management, LP, (g) Phineus Partners, L.P., and (h) Weatherbie Capital, LLC, each a current sub-adviser for the Fund (each, a "Sub-Adviser" and, together, the "Sub-Advisers"), and Context (each a "New Sub-Advisory Agreement" and, together, the "New Sub-Advisory Agreements").

Shareholders of the Fund are being asked to approve the New Advisory Agreement and New Sub-Advisory Agreements in connection with a proposed change of control transaction involving Context Asset Management, L.P., the controlling parent company of the Adviser (the "Adviser Parent").  This change of control transaction, which is described in more detail beginning on page  4 of the Statement, will result in the automatic termination of the Fund's existing advisory and sub-advisory agreements and, as a result, the need for shareholders to approve the New Advisory Agreement and New Sub-Advisory Agreements (together, the "New Agreements").

This Statement contains important information for you to consider when deciding whether to approve the New Agreements.  Please read it carefully and keep it for future reference.

The Trust's Board of Trustees (the "Board" or "Trustees") has determined to seek shareholder approval of the New Agreements by written consent, rather than by calling a special meeting of shareholders, because the Fund as of June 16, 2014, the record date relating to this Statement (the "Record Date"), had only a small number of shareholders.  The Trust's Agreement and Declaration of Trust and By-laws permit the use of written consents in these circumstances.

Consent solicitation materials, which include this Statement and a written consent, are expected to be sent to all shareholders who held Fund shares on the Record Date on or about September 29, 2014.

Certain Trustees or officers of the Trust or employees of the Adviser may solicit consents by telephone, facsimile or in person.  Context will pay all of the costs of this solicitation.

Required Vote

To become effective, each New Agreement must be approved by a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which for purposes of this consent solicitation means the affirmative vote of more than 50% of the outstanding voting securities of the Fund (the "Requisite Consent").  Each shareholder of the Fund of record on the Record Date will be entitled to one vote for each full share and a fractional vote for each fractional share of the Fund that the shareholder holds.  Abstentions will have the same effect as voting against a proposal.  If you do not consent to one or more of the New Agreements or if you do not vote at all (abstain) with respect to one or more of the New Agreements, and the Trust does not otherwise obtain enough consents to approve such agreement(s), the New Agreement(s) will not be approved.  If one or more of the New Agreements is not approved for the Fund, the Board will decide on an appropriate course of action for the Fund.

The Board recommends that all shareholders of the Fund CONSENT to the New Agreements.

How to Submit Consents

All written consents that are properly completed, signed and delivered prior to the Expiration Date, as defined below, and not revoked prior to acceptance, will be accepted.  If you have any questions about this consent solicitation or how to vote or revoke your consent, or if you need additional copies of this Statement or voting materials, please contact the Trust's Assistant Secretary at (207) 347-2071.

Shareholders of record who desire to consent to one or more of the Fund's investment advisory agreements may do so by delivering the written consent to the Assistant Secretary of the Trust in accordance with the instructions contained in the written consent.  If the written consent is properly completed and signed with respect to a New Agreement, the shareholder will be deemed to have consented to such agreement.  Failure to return the enclosed written consent card will have the same effect as a vote against approval of the New Agreements.

Written consents must be executed in exactly the same manner as a shareholder's name appears on the account registration.

A shareholder must complete, sign, date and deliver the written consent (or photocopy thereof) for such holder's shares to the Assistant Secretary of the Trust.  Such written consent may be delivered by mail to Context Capital Funds, Three Canal Plaza, Portland, Maine 04101, Attention: Assistant Secretary;  by e-mail to Kevin.MacDowell@atlanticfundservices.com or by fax to (207) 347-2190.

Expiration Date of Solicitation

The solicitation of consents will expire the earlier of 5:00 p.m. , Eastern standard time, on  October 14, 2014 or the date that Requisite Consent is received (the "Expiration Date").  Notwithstanding anything to the contrary set forth in this Statement, the Trust reserves the right, at any time prior to the Expiration Date, to amend or terminate this solicitation, or to delay accepting consent cards.

Revocation of Consents

Written consents may be revoked or withdrawn by a shareholder at any time prior to the Expiration Date. To be effective, a written revocation or withdrawal of the written consent card must bereceived by the Assistant Secretary of the Trust prior to the Expiration Date and may be delivered by mail to Context Capital Funds, Three Canal Plaza, Portland, Maine 04101, Attention: Assistant Secretary; by e-mail to Kevin.MacDowell@atlanticfundservices.com or by fax to (207) 347-2190.  A notice of revocation or withdrawal must specify the shareholder's name and the number of shares for which consent is being withdrawn.  As of the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable.

Important Notice Regarding the Availability of Proxy Materials

A copy of the Notice of Solicitation of Consents, Consent Solicitation Statement and form of Consent are available on the Internet at: http://contextam.com/documents/contextconsentsolicitation.pdf.

The Proposals

Proposal 1:	To approve a new Investment Advisory Agreement between Context Capital Advisers, LLC and Context Capital Funds with respect to the Context Alternative Strategies Fund.

Proposal 2a:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Armory Funds, LLC with respect to the Context Alternative Strategies Fund.

Proposal 2b:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Del Mar Asset Management, LP with respect to the Context Alternative Strategies Fund.

Proposal 2c:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and ESM Management LLC with respect to the Context Alternative Strategies Fund.

Proposal 2d:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and First Principles Capital Management, LLC with respect to the Context Alternative Strategies Fund.

Proposal 2e:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Highland Capital Management, L.P. with respect to the Context Alternative Strategies Fund.

Proposal 2f:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Kellner Private Fund Management, LP with respect to the Context Alternative Strategies Fund.

Proposal 2g:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Phineus Partners, L.P. with respect to the Context Alternative Strategies Fund.

Proposal 2h:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Weatherbie Capital, LLC with respect to the Context Alternative Strategies Fund.

Each Proposal requires the Requisite Consent of shareholders.  If any Proposal is not approved by the shareholders of the Fund, then the Board will need to consider what steps to take with respect to the ongoing management of the Fund.  The Proposals are described more fully below.

Why are new investment advisory agreements being proposed for approval by shareholders of the Fund?

Since the Fund commenced operations on March 17, 2014, Context has served as the investment adviser to the Fund pursuant to an investment advisory agreement between Context and the Trust, on behalf of the Fund, dated January 21, 2014 (the "Current Investment Advisory Agreement") and each Sub-Adviser has served as an investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Trust, on behalf of the Fund and each Sub-Adviser as follows: Armory Funds, LLC ("Armory") (dated January 21, 2014), Del Mar Asset Management, LP ("Del Mar") (dated January 21, 2014), ESM Management LLC ("ESM") (dated January 22, 2014), First Principles Capital Management, LLC ("First Principles") (dated January 23, 2014), Highland Capital Management, L.P. ("Highland") (dated January 23, 2014), Kellner Private Fund Management, LP ("Kellner") (dated January 23, 2014), Phineus Partners, L.P. ("Phineus") (dated January 23, 2014), and Weatherbie Capital, LLC ("Weatherbie") (dated January 23, 2014) (together, the "Current Sub-Advisory Agreements" and, together with the Current Investment Advisory Agreement, the "Current Agreements").

Shareholders of the Fund are being asked to approve the New Agreements in connection with a proposed change of control transaction involving the Adviser Parent (the "Transaction").  The Transaction involves the acquisition by JC CAM GP, LLC of 50% of the voting interests in Context Asset Management GP, LLC, the general partner of the Adviser Parent (the "Adviser Parent General Partner"). The Adviser Parent General Partner oversees or  controls the day to day business affairs of the Adviser Parent and, as general partner, controls the Adviser Parent.  The Adviser Parent owns 75% of the outstanding interests in the Adviser and, therefore, is deemed to control the Adviser.  The Transaction will therefore result in a change of control of the Adviser through the change of control of the Adviser Parent.  JC CAM GP, LLC is wholly-owned by John N. Culbertson, an interested Trustee of the Fund. Mr. Culbertson serves as the Managing Director and Chief Investment Officer for Context Capital Partners, an affiliated entity.

In addition, the Transaction involves the grant of a purchase option to Eric Brooks, a private investor who has contributed significant capital to fund the operations of the Adviser Parent and its affiliates.  The purchase option provides Mr. Brooks the right to take a controlling interest in the Adviser Parent General Partner and to appoint a majority of the managers serving on the Board of Managers of the Adviser Parent General Partner.  The purchase option may be exercised at the discretion of Mr. Brooks and is not transferrable.  The Transaction also involves the addition of Eric Brooks and several employees of the Adviser Parent as limited partners of the Adviser Parent.  Mr. Brooks owns a majority of the economic interests in the Adviser Parent.

Under the 1940 Act and the terms of the Current Investment Advisory Agreement, completion of the proposed Transaction would result in a change in control of Context and an effective assignment of the Current Investment Advisory Agreement, resulting in the automatic termination of the Current Investment Advisory Agreement.  In turn, each of the Current Sub-Advisory Agreements would be automatically terminated, as each agreement provides for automatic termination upon  assignment or termination of the Current Investment Advisory Agreement.  In order for Context and the Sub-Advisers to be able to continue to provide investment advisory services to the Fund following completion of the proposed Transaction, shareholders of the Fund must approve the New Investment Advisory Agreement and New Sub-Advisory Agreements.
The New Investment Advisory Agreement and each of the New Sub-Advisory Agreements, except for the New Sub-Advisory Agreement between Context and Del Mar (Proposal 2b), are identical to the Current Investment Advisory Agreement and each of the corresponding Current Sub-Advisory Agreements, respectively, except with respect to the effective date and term of such Agreements.

The New Sub-Advisory Agreement between Context and Del Mar (the "New Del Mar Agreement") is substantially identical to the Current Sub-Advisory Agreement between Context and Del Mar (the "Current Del Mar Agreement"), except with respect to the compensation to be paid by the Adviser to Del Mar under each agreement. Under the Current Del Mar Agreement, Del Mar is paid by Context at an annual rate of 1.00% of the average daily net assets of the Fund allocated to its management. Under an amended sub-advisory agreement approved at an in-person meeting of the Board on May 6, 2014, Del Mar is to be paid by the Adviser pursuant to the following fee structure:

Notional Value of Assets Managed by Del Mar	Annual Fee
Less than $10 million	1.50%
$10 million	1.40%
$20 million	1.30%
$30 million	1.20%
$40 million	1.10%
$50 million	1.00%

        The annual fee under the amended sub-advisory agreement is based on the notional value of the Fund’s assets managed by Del Mar rather than the net asset value of such assets. The amended sub-advisory agreement was not yet effective and would only take effect upon shareholder approval.

At an in-person meeting of the Board on June 16, 2014, the Adviser recommended to the Board, and the Board considered and approved, the New Agreements to be effective upon shareholder approval and the submission of the New Agreements for shareholder approval. The forms of the New Agreements are included in this Statement as Exhibits A through I.

Shareholders of the Fund are not being asked to approve the proposed Transaction. Rather, as described below, shareholders are being asked to vote to approve the New Agreements (Proposals), which are necessary as a result of the Transaction.

What should shareholders know about the investment advisory arrangements?

Context serves as investment adviser to the Fund pursuant to the Current Investment Advisory Agreement. Subject to the general oversight of the Board, the Adviser is directly responsible for making the investment decisions for the Fund. Context delegates the day-to-day management of the Fund to the Sub-Advisers, but retains overall supervisory responsibility of the general management and investment of the Fund's assets.

Under the Current Investment Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Context receives an advisory fee from the Fund at an annual rate equal to 1.95% of the Fund's average annual daily net assets under the terms of the Current Investment Advisory Agreement.
Context has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of the Fund to 1.95% of the Fund's average daily net assets through April 30, 2015 ("Expense Cap"). The Expense Cap may only be raised or eliminated with the consent of the Board. Context may be reimbursed by the Fund for fees waived and expenses reimbursed by Context pursuant to the Expense Cap if (1) such payment is made within three years of the fee waiver or expense reimbursement (2) such payment is approved by the Board and (3) such payment does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the Expense Cap in place at the time the fees were waived. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. Context has contractually agreed to waive its fee and/or reimburse Fund expenses under the same terms as the Expense Cap, with a term to run concurrent with the New Agreements, subject to shareholder approval of the New Agreements.

A Sub-Adviser's fee is calculated as a percentage of the Fund's average daily net assets allocated to the Sub-Adviser for management. The Sub-Adviser's fee is paid by the Adviser and not by the Fund. Thus, any fee breakpoints or other reduction in a Sub-Adviser's fee rates inures to the benefit of Context rather than the Fund.

The Fund had not completed a fiscal year of operations prior to the date of this Statement. Accordingly, actual advisory and sub-advisory fee data is not provided.

The Fund's Current Investment Advisory Agreement remains in effect for a period of two years from the date of its effectiveness, and thereafter the agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Current Advisory Agreement or interested persons of any such party (other than as trustees of the Trust). The New Agreements will have the same initial two-year term and annual approval requirements, except that the New Agreements will have  new date of effectiveness upon shareholder approval.

The Current Investment Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by Context on 60 days' written notice to the Trust. The Current Investment Advisory Agreement terminates immediately upon assignment.

Under the Current Investment Advisory Agreement, Context is not liable for any mistake of judgment or mistake of law, or act or omission, except for bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations or by reason of reckless disregard of its duties and obligations.

The Current Investment Advisory Agreement and Current Sub-Advisory Agreements were approved by the Board on January 15, 2014, and approved by the initial sole shareholder of the Fund on January 17, 2014 in connection with the commencement of the Fund's operations.  An amended sub-advisory agreement between Context and Del Mar was approved by the Board on May 6, 2014, but would only take effect upon shareholder approval. On June 16, 2014, the Board voted to approve the New Agreements, including the New Del Mar Agreement. The Board also voted to submit the New Agreements to shareholders for their approval, with such agreements being effective upon shareholder approval.

What should shareholders know about the Fund's investment adviser and sub-advisers?

Investment Adviser.  Context is a Delaware limited liability company. Context is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC"). The Adviser was formed in 2014 for the purpose of advising the Fund. Context manages, as of June 6, 2014, approximately $44 million in assets, which constitutes the assets of the Fund. The Adviser Parent owns 75% of the outstanding interests in the Adviser. The Adviser Parent General Partner is wholly-owned by RB CAM GP, LLC, which is wholly-owned by Ronald J. Biscardi. Following the Transaction, the Adviser Parent General Partner will be co-owned, 50% each, by RB CAM GP, LLC and JC CAM GP, LLC, which is wholly-owned by John N. Culbertson. A majority of the economic interests in the Adviser Parent are owned by Eric Brooks, who also holds an option to take a controlling interest in the Adviser Parent General Partner, which option may be exercised at the discretion of Mr. Brooks. The address of Context, the Adviser Parent, RB CAM GP, LLC, and JC CAM GP, LLC is 401 City Avenue, Bala Cynwyd, Pennsylvania 19004.

The name and principal occupation of the principal executive officers of Context are listed below. The address of each principal executive officer, as it relates to the person's position with Context, is 401 City Avenue, Bala Cynwyd, Pennsylvania 19004.

Name	Position(s)
Stephen J. Kneeley	Chief Executive Officer
John N. Culbertson	Chief Investment Officer
Jason A. Myers	Chief Compliance Officer

The following Trustees and officers of the Trust are also officers and/or employees of Context or its affiliates. Stephen J. Kneeley serves as the Chairman, President, Principal Executive Officer and as a Trustee of the Trust, as well as the Chief Executive Officer of the Adviser Parent; and  John  N. Culbertson  serves as a Trustee of the Trust, as well as the Managing Director and Chief Investment Officer of Context Capital Partners, an affiliated entity.

Context does not act as an investment adviser to any other series of registered investment companies ("mutual funds") with a similar investment objective as the Fund.

Sub-Advisers. Each of the Sub-Advisers is registered as an investment adviser with the SEC.

Armory. Armory is a Delaware limited liability company. Armory was founded in 2008 and provides investment advisory services for pension plans, financial institutions, fund of funds, high net worth individuals, family offices, and mutual fund investors. Armory  is 100% owned and controlled by  Armory Group, LLC. Armory Group, LLC is owned by Nicholas W. Tell, Jr. (50%) and Eben P. Perison (50%). The address of Armory and Armory Group, LLC is 1230 Rosecrans Avenue, Suite 660, Manhattan Beach, CA 90266.

The name and principal occupation of the principal executive officers of Armory are listed below. The address of each principal executive officer, as it relates to the person's position with Armory, is 1230 Rosecrans Avenue, Suite 660, Manhattan Beach, CA 90266. There are no Trustees or officers of the Trust that are also officers or employees of Armory or its affiliates.

Name	Position(s)
Nicholas W. Tell	Chief Executive Officer
Joshua S. Zuckerwise	Chief Financial Officer
David C. Chittenden	Chief Compliance Officer

        Armory does not act as an investment adviser to any other mutual funds with a similar investment objective as the Fund.

Del Mar. Del Mar is a Delaware partnership. Del Mar was founded in 2005 and provides investment advisory services to institutional and high net worth clients. The general partner of Del Mar is Del Mar Management, LLC. Del Mar Management, LLC is owned by David W. Freelove (44%), Peter A. Wisniewski (20%), and Matthew N. Rothfleisch (10%). The address of Del Mar and Del Mar Management, LLC is One Grand Central Place, 60 East 42nd Street, Suite 5230 New York, NY 10165.

The name and principal occupation of the principal executive officers and managing directors of Del Mar are listed below. The address of each principal executive officer and managing director, as it relates to the person's position with Del Mar, is One Grand Central Place, 60 East 42nd Street, Suite 5230, New York, NY 10165. There are no Trustees or officers of the Trust that are also officers or employees of Del Mar or its affiliates.

Name	Position(s)
David W. Freelove	Chief Executive Officer and Managing Director
Jerald R. F. Tracy	Managing Director
Morris W. Macleod	Managing Director
Matthew N. Rothfleisch	Managing Director
Peter A. Wisniewski	Managing Director
Thomas R. Preite	Chief Compliance Officer
Jeffrey Hwang	Chief Operating Officer

                Del Mar does not act as an investment adviser to any other mutual funds with a similar investment objective as the Fund.

ESM. ESM is a Delaware limited liability company. ESM was founded in 2009 and provides investment advisory services to high net worth individuals, family offices, pension funds and mutual fund investors . ESM is owned and controlled  by Eric S. Meyer ( 55%) and William R. Van de Water ( 45%). The address of ESM is 275 Grove Street #2-400, Newton, MA 02466-2273.

The name and principal occupation of the principal executive officers and directors of ESM are listed below. The address of  Eric S. Meyer is 100 Westchester Road, Newton, Massachusetts 02458; and the address of William R. Van de Water is 10 Malpus Road, Shirley, Massachusetts 01464. There are no Trustees or officers of the Trust that are also officers or employees of ESM or its affiliates.

Name	Position(s)
Eric S. Meyer	President and Chief Compliance Officer
William R. Van de Water	Chief Investment Officer and Managing Director

        ESM does not act as an investment adviser to any other mutual funds with a similar investment objective as the Fund.

       First Principles. First Principles is a Delaware limited liability company. First Principles was founded in 2003 and provides advisory services for commercial and community banks, insurancecompanies, pension funds, endowments and foundations, industrial corporations, family offices, individuals, trusts and mutual fund investors. The principal owners of First Principles are Douglas A. Dachille (25% but less than 50%), Richard F. Dolan (10% but less than 25%), and James H Van Epps (10% but less than 25%). The address of First Principles is 140 Broadway, 21st Floor, New York, NY 10005

The name and principal occupation of the principal executive officers and managing directors of First Principles are listed below. The address of each principal executive officer and managing director, as it relates to the person's position with First Principles, is 140 Broadway, 21st Floor, New York, NY 10005; except for James H Van Epps, whose address is 10930 Crabapple Road, Suite 206, Roswell, Georgia 30075. There are no Trustees or officers of the Trust that are also officers or employees of First Principles or its affiliates.

Name	Position(s)
Douglas A. Dachille	Chief Executive Officer and Chairman
Richard F. Dolan	Chief Financial Officer and Vice Chairman
Stephen R. Miller	Chief Risk Officer, Chief Compliance Officer and Secretary
James H Van Epps	Chief Operating Officer
Hong Chen	Director of Research
Mark F. Lieberman	Managing Director
Robert R. Lewis	Managing Director
Michael J. Baek	Managing Director
Mark G. Alexandridis	Managing Director
David C. Ho	Managing Director
S. Prasad Kadiyala	Managing Director

                First Principles does not act as an investment adviser to any other mutual funds with a similar investment objective as the Fund.

Highland. Highland is a Delaware limited partnership. Highland was founded in 1993 and provides investment advisory services for public pension plans, foundations and endowments, corporations, financial institutions, fund of hedge funds, sovereign wealth funds, high net worth individuals and mutual fund investors. The general partner of Highland is Strand Advisors, Inc., an entity that is 100% owned and controlled by James Dondero. The address of Highland and Strand Advisors, Inc. is 300 Crescent Court, Suite 700, Dallas, TX 75201.

The name and principal occupation of the principal executive officers of Highland are listed below. The address of each principal executive officer, as it relates to the person's position with Highland, is 300 Crescent Court, Suite 700, Dallas, TX 75201. There are no Trustees or officers of the Trust that are also officers or employees of  Highland or its affiliates.

Name	Position(s)
James D. Dondero	Chief Executive Officer
Mark K. Okada	Chief Investment Officer
Scott B. Ellington	Chief Legal Officer and General Counsel
Thomas J. Surgent	Chief Compliance Officer
Frank G. Waterhouse	Chief Financial Officer

Highland acts as an investment adviser to one  other mutual fund with similar investment objective as the Fund:

Name of the Fund	Sub-Advisory Fee Rate	Net Assets as of July 17, 2014
Highland Energy MLP Fund	0.50%	$28.8 million

Kellner. Kellner is a Delaware limited partnership. Kellner was establised in 2013. The Kellner Capital organization was founded in 1981 and provides investment advisory services for family offices, institutions, and mutual fund investors. The general partner of Kellner is Kellner Capital, LLC, an entity that is 100% owned and controlled by George A. Kellner. The address of Kellner and Kellner Capital, LLC is 900 Third Avenue, Suite 1401, New York, NY 10022.

The name and principal occupation of the principal executive officers of Kellner are listed below. The address of each principal executive officer, as it relates to the person's position with Kellner, is 900 Third Avenue, Suite 1401, New York, NY 10022. There are no Trustees or officers of the Trust that are also officers or employees of Kellner or its affiliates.

Name	Position(s)
George A. Kellner	Chief Executive Officer
Glen M. Friedman	Chief Financial Officer and Chief Compliance Officer

Kellner does not act as an investment adviser to any other mutual funds with a similar investment objective as the Fund.

Phineus. Phineus is a Delaware limited partnership. Phineus was founded in 2002 and provides investment advice and portfolio management services to pooled investment vehicles and separately managed accounts. The general partner of Phineus is Jason, LLC, an entity that is 100% owned and controlled by Michael D. Grant. The address of Phineus and Jason, LLC is 251 Post Street, Suite 500, San Francisco, CA 94108.

The name and principal occupation of the principal executive officers of Phineus are listed below. The address of each principal executive officer, as it relates to the person's position with Phineus, is 251 Post Street, Suite 500, San Francisco, CA 94108. There are no Trustees or officers of the Trust that are also officers or employees of Phineus or its affiliates.

Name	Position(s)
Michael D. Grant	Chief Investment Officer
Martino L. Borelli	Chief Operating Officer and Chief Compliance Officer

Phineus acts as an investment adviser to other mutual funds with similar investment objectives as the Fund:

Name of the Fund	Advisory Fee Rate	Net Assets as of July 1, 2014
Granite Harbor Alternative Fund	1.00%	$4.168 million
Granite Harbor Tactical Fund	1.00%	$6.875 million

Weatherbie. Weatherbie is a Delaware limited liability company. Weatherbie was founded in 1995 and provides investment management with a concentration on quality growth stock investing, utilizing bottom-up, fundamental research, to institutional and high net worth clients and mutual fund investors. Weatherbie is 100% owned and controlled by  Weatherbie Holding, Inc., which is 100% owned and controlled by Matthew A. Weatherbie. The address of Weatherbie and Weatherbie Holding, Inc. is 265 Franklin Street, Boston, MA 02110.

The name and principal occupation of the principal executive officers and directors of Weatherbie are listed below. The address of each principal executive officer and director, as it relates to the person's position with Weatherbie, is 265 Franklin Street, Boston, MA 02110. There are no Trustees or officers of the Trust that are also officers or employees of Weatherbie or its affiliates.

Name	Position(s)
Matthew A. Weatherbie	President
Mildred M. Mallen	Chief Compliance Officer
Haiyan G. Dai	Senior Managing Director
Mark C. Militello	Managing Director

Weatherbie does not act as an investment adviser to any  other mutual funds with a similar investment objective as the Fund.

What did the Board consider when it approved the new investment advisory agreements?

On January 15, 2014, the Board met in person joined by representatives of Context, counsel to the Trust ("Trust Counsel"), counsel to the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") ("Independent Trustee Counsel") and others to give consideration to information bearing on the approval of the Current Agreements (the "January Meeting"). In determining whether to approve the Current Agreements, the Trustees evaluated information provided by Context and each of the Sub-Advisers in accordance with Section 15(c) of the 1940 Act, as described below. A description of the Board's conclusions in approving the Current Agreements follows.

In preparation for the January Meeting of the Board, the Trustees were presented with a wide range of information to assist in their deliberations. Those materials included information from Lipper Inc. ("Lipper"), a leading independent source of data about the mutual fund industry, which compare the Fund's total contractual investment advisory fees and total expenses with an appropriate group of peer funds that were selected by Lipper. That information also included comparisons of the fees and expenses of the Fund with the peer group both before and after waivers. Those materials also included a copy of the Current Agreements, as proposed, and other information regarding the fee arrangement, including the structure of the advisory fee and sub-advisory fees, the method of computing the advisory fee and sub-advisory fees, the contractual waiver in place with respect to the advisory fee, potential economies of scale resulting from increases in the size of the Fund and the extent to which it could later be appropriate for some portion of the benefit of these economies of scale to be shared with the Fund's shareholders. The Trustees received a memorandum from Trust Counsel concerning their responsibilities with respect to the approval of the Current Agreements, and the Independent Trustees also received assistance and advice regarding legal and industry standards from Independent Trustee Counsel.

Among other things, the Board reviewed information that was provided by Context and Sub-Advisers concerning the following:

●	the terms of the Current Agreements, as proposed, including the fees payable thereunder, and Context's commitment to provide expense caps and fee waivers for the Fund;

●	the manner in which the Fund's shares would be distributed;

●	the nature, extent and quality of the services to be provided by Context and the Sub-Advisers, including information about the investment objective, policies and strategies applicable to the Fund;

●
the personnel of Context and Sub-Advisers, including educational background, experience in the investment management industry, and the ability of Context and the Sub-Advisers to retain qualified personnel;

●	the compliance programs of Context and Sub-Advisers;

●	the financial condition and stability of Context and the Sub-Advisers;

●	the potential for Context and the Sub-Advisers to derive benefits that are ancillary to serving as an investment adviser and sub-advisers, respectively, to the Fund;

●
the investment performance analysis of hypothetical, similar accounts modeled by Context and the investment performance of accounts similar to the strategies of the Fund to be managed by the Sub-Advisers; and

●	the profitability of Context from the advisory fee to be paid by the Fund.

The Board did not consider information regarding profitability realized by each Sub-Adviser from its relationship with the Fund, noting instead the arms-length nature of the relationship between Context and the Sub-Advisers with respect to the negotiation of the sub-advisory fee rates on behalf of the Fund by Context, and noting that Context, not the Fund, was responsible for paying the sub-advisory fees due under each of the Current Sub-Advisory Agreements.

At the January Meeting, the Trustees reviewed, considered and discussed, among themselves and with Context, Trust Counsel, and Independent Trustee Counsel, among other things, the information described above. The Trustees also considered the overall reputations, capabilities, and commitments of Context and the Sub-Advisers to provide high-quality services to the Fund. After discussion and consideration amongst themselves, and with Context, Trust Counsel and Independent Trustee Counsel, the Board, including a majority of the Independent Trustees, was satisfied that the nature, extent and quality of the investment advisory services to be provided by Context and the Sub-Advisers to the Fund were expected to be acceptable.  The Trustees also noted that the Fund’s total contractual investment advisory fees were slightly higher than the median figure of the funds included in the Lipper peer group, but that the Fund’s total expenses were lower than the peer group median.

Based on the Board's deliberations and evaluations of the information provided, the Board, including a majority of the Independent Trustees, determined, in the exercise of their business judgment, that the proposed fees were fair and reasonable, and that approving the Current Agreements was in the best interests of the Fund and its future shareholders; and unanimously approved the Current Agreements. The Board, including a majority of the Independent Trustees, agreed that no single factor was determinative of their decision to approve the Current Agreements.

On May 6, 2014, the Board met in person joined by representatives of Context, Trust Counsel, Independent Trustee Counsel and others to give consideration to information bearing on the approval of the amended sub-advisory agreement between the Adviser and Del Mar on behalf of the Fund (the 'May Meeting"), which included an increase to the sub-advisory fee paid to Del Mar. In determining whether to approve the amended sub-advisory agreement, the Trustees evaluated information provided by Context and Del Mar in accordance with Section 15(c) of the 1940 Act, as applicable, in connection with the January Meeting. The Board also considered a representation by the Adviser that there had been no material changes to such information since it was presented in connection with the January Meeting. The materials provided to the Board also included other information regarding the Del Mar fee arrangement, including the structure of the sub-advisory fee to be paid to Del Mar and the basis for the requested sub-advisory fee increase.  Management stated that the 1.50% Del Mar subadvisory fee did not exceed the advisory fees that Del Mar receives for private funds.  The Board noted that the Adviser, not the Fund, would bear the cost of the increased Del Mar sub-advisory fee.

Based on the Board's deliberations and evaluations of the information provided at the January Meeting relating to the Adviser and Del Mar  and the representation from the Adviser that there had been no material changes to such information, the Board, including a majority of the Independent Trustees, determined in the exercise of their business judgment that the proposed fees were fair and reasonable and that approving the amended sub-advisory agreement with Del Mar was in the best interests of the Fund and its shareholders; and approved the amended agreement. The Board, including a majority of the Independent Trustees, agreed that no single factor was determinative of their decision to approve the New Agreements.

On June 16, 2014, the Board met in person joined by representatives of Context, Trust Counsel, Independent Trustee Counsel and others to give consideration to information bearing on the approval of the New Agreements (the "June Meeting"). The Trustees considered the information in the memorandum from Trust Counsel provided at the January Meeting concerning their responsibilities in approving advisory and sub-advisory agreements. In determining whether to approve the New Agreements, the Trustees considered the information provided by Context and each of the Sub-Advisers in accordance with Section 15(c) of the 1940 Act, as applicable, as described above in connection with the January Meeting. The Board also considered a representation by the Adviser that there had been no material changes to such information since it  has been presented in connection with the January Meeting.

The Board noted that it had recently approved the Current Agreements at the January Meeting and the amended sub-advisory agreement with Del Mar at the May Meeting, and that the New Agreements were identical to the Current Agreements, except with respect to the term of each agreement and the compensation to be paid to Del Mar as provided in the New Del Mar Agreement. The Board reviewed the investment performance of the Fund since inception, and noted that the operating history of the Fund was limited. The Board noted that the New Agreements would not result in any changes to the advisory fee and sub-advisory fees, except with respect to Del Mar; the method of computing the advisory fee and sub-advisory fees, except with respect to Del Mar; or the level of the contractual waiver in place with respect to the Fund's expenses ; and the New Agreements were not expected to result in a decrease in the quality or quantity of services provided by Context and the Sub-Advisers. The Board also noted that the Fund’s advisory fees and total expenses remained comparable to those of the funds included in the peer group identified by Lipper for the January Meeting.  The Board also considered the fact that the Fund had not accumulated substantial assets since the Fund commenced operations following the January Meeting and determined to revisit the issues of (a) the Adviser’s and Sub-Advisers’ profitability with respect to their management of the Fund and (b) potential economies of scale for the Fund once the Fund had accumulated additional assets.

The Board reviewed additional information with respect to the change of control of Context in connection with the Transaction.  The Board considered representations from management that the change of control was not expected to impact the day-to-day management of the Adviser, although acknowledged that upon completion of the Transaction, John Culbertson would have partial control of the Adviser Parent General Partner, which oversees or controls the day-to-day decisions involving the Adviser Parent, and Eric Brooks would have the right to take control of the Adviser Parent at his discretion.

        After considering the above factors, as well as  the Board's deliberations and evaluations of the information provided at the January Meeting and the May Meeting and the representation from the Adviser that there had been no material changes to such information, the Board, including a majority of the Independent Trustees, determined in the exercise of their business judgment that the proposed fees were fair and reasonable and that approving the New Agreements was in the best interests of the Fund and its shareholders; and approved the New Agreements, subject to shareholder approval. The Board, including a majority of the Independent Trustees, agreed that no single factor was determinative of their decision to approve the New Agreements.

Do any Trustees, executive officers or their associates have a substantial interest in approval of the new advisory agreements?

As noted above, shareholders of the Fund are being asked to approve the New Agreements in connection with the Transaction, which includes the acquisition by JC CAM GP, LLC of 50% of the voting interests in the Adviser Parent General Partner. JC CAM GP, LLC is wholly-owned by John N. Culbertson, an interested Trustee of the Fund.

The Board recommends that all shareholders of the Fund CONSENT to the New Agreements.

Additional Information about the Fund

Distribution Services. Foreside Fund Services, LLC (the "Distributor") is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under a Distribution Agreement with the Trust dated January 15, 2014, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund "supermarket" platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary's procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser pays the Distributor a fee for certain distribution-related services.

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund. Atlantic is located at Three Canal Plaza, Suite 600, Portland, Maine 04101

Pursuant to the Atlantic Services Agreement (the "Services Agreement"), the Fund pays Atlantic a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the administrator on 120 days' written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than $0.01 per share. In addition, in accordance with the terms of the Services Agreement, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

As administrator, Atlantic administers the Fund's operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The administrator's responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund's tax returns, the preparation of financial statements and related reports to the Fund's shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Atlantic provides a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC (the "Transfer Agent") serves as transfer agent and distribution paying agent for the Fund. Atlantic is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

The Fund had not completed a full fiscal year as of the date of this Statement. Accordingly, fee data for the aforementioned services are not provided.

Annual/Semi-Annual Reports. You may obtain free copies of the annual and semi-annual reports for the Fund, when available, by contacting the Fund at Context Alternative Strategies Fund, P.O. Box 588, Portland, Maine 04112, or by calling (855) 612-2257 (toll free).

Other Disclosure Documents.  More information about the Fund is included in the Fund's Prospectus and Statement of Additional Information ("SAI") on Form N-1A dated January 29, 2014. You may request a free copy of the Fund's Prospectus or SAI by contacting the Fund at Context Alternative Strategies Fund, P.O. Box 588, Portland, Maine 04112, or by calling (855) 612-2257 (toll free).

This Statement omits certain information contained in the Form N-1A registration statement of the Fund.  Reference is hereby made to such Form N-1A registration statement, including the exhibits and amendments thereto, for further information with respect to the Fund.

The Fund files consent solicitation materials, proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).

Contacting the Board.  If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Fund's offices, Context Capital Funds, P.O. Box 588, Portland, Maine 04112, Attention: Assistant Secretary.  The correspondence will be given to the Board for review and consideration.

Shareholder Proposals.  The Fund is not required and does not intend to hold regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund proxy statement for the next meeting of the Fund's shareholders should send his or her written proposal to the Fund's offices, Context Capital Funds, P.O. Box 588, Portland, Maine 04112, Attention: Assistant Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Fund's governing instruments.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

Record Shareholders

As of the Record Date, there were 4,352,489.386 outstanding shares of the Fund.

Beneficial Ownership of Management and Principal Shareholders

The following table indicates the outstanding shares of the Fund that are beneficially owned by the officers and Trustees of the Trust as of the Record Date.

Name of Beneficial Owner	Number of Shares	Percentage of Fund
John N. Culbertson Interested Trustee	38,883.40	0.89%
Stephen J. Kneeley Interested Trustee, Principal Executive Officer	99,502.49	2.29%
Christopher J. LaCroix Independent Trustee	49,701.79	1.14%
Paul D. Schaeffer Independent Trustee	None	None
Stephen M. Wynne Independent Trustee	997.01	0.02%
Officers and Trustees as a Group	189,084.64	4.34%
As of the Record Date, the following shareholders owned, of record and beneficially, 5% or more of the outstanding shares of the Fund.

Name of Record/Beneficial Owner	Number of Shares	Percentage of Fund
Eric Brooks c/o Luz Stable Accord Family Office 401 City Ave Suite 814 Bala Cynwyd, PA 19004	2,320,000	53.30%
Hawk River Holding One Inc* c/o Luz Stable Accord Family Office 401 City Ave Suite 814 Bala Cynwyd, PA 19004	1,220,000	28.03%
Las Virgnes Holdings Inc* c/o Luz Stable Accord Family Office 401 City Ave Suite 814 Bala Cynwyd, PA 19004	460,000	10.57%

*           Hawk River Holding One Inc and Las Virgnes Holdings Inc are controlled by Eric Brooks.

For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to "control" such company.  Accordingly, to the extent that a shareholder identified above as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this [  ] day of [  ], 2014 by and between Context Capital Funds, a Delaware statutory trust (the "Trust"), and Context Capital Advisers, LLC, a Delaware limited liability company (the "Adviser").

Appointment.  The Trust hereby appoints the Adviser to act as investment adviser to its separate investment portfolios, listed on Exhibit A attached hereto and made a part hereof, as such Exhibit A may be amended from time to time (each a "Fund" and collectively, the "Funds"), for the period and on the terms set forth in this Agreement subject to the direction of the Board of Trustees of the Fund (the "Board").  In rendering services under this Agreement, the Adviser may employ or associate itself with such person or persons as it believes necessary or desirable to assist it in carrying out its obligations under this Agreement, and may contract with such other parties as the Adviser deems appropriate to obtain investment advisory services with respect to a Fund, subject to the requirements of this Agreement.  The Adviser may appoint or recommend that the Fund appoint Managers (as defined herein) subject to such approvals as are required under applicable law, regulation or order of the Securities and Exchange Commission ("SEC").  Subject to the general supervision of the Board, the Adviser shall provide investment management services with respect to the Fund as provided in Section 2 or Section 3 below, subject to compensation from the Fund pursuant to Section 4 below.

Services of the Adviser - Appointment of Managers.  With respect to Funds for which the Adviser and/or the Board appoints a Manager, the Adviser shall:

1. analyze, select, and recommend for consideration and approval by the Board, investment advisory firms (however organized) to provide investment advice, guidance and management of investments with respect to one or more Funds and to determine the composition of each such Funds' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, and the voting of proxies with respect thereto, such investment advisory firms to provide such services in accordance with the Funds' investment objective or objectives and policies as stated in the Trust's current registration statement under the Securities Act of 1933 and the Investment Company Act of 1940, as amended (the "1940 Act") ("Registration Statement") (any such firms approved by the Board and engaged by the Trust and/or the Adviser are referred to herein as "Managers"); provided, however, that general regulatory compliance monitoring services, including with respect to compliance with all applicable federal, state or foreign law or regulation and with the Funds' investment objectives and policies as stated in the Trust's current Registration Statement, and administrative and support services, shall be provided to or procured for the Trust by the Adviser or other service provider under other agreements;

2. monitor and evaluate the performance of the Managers under their respective portfolio management agreements ("Manager Agreements") in comparison to peer and benchmark performance in light of the investment objectives and policies of the Fund, and render to the Board such periodic and special reports related to such performance monitoring and evaluation as the Board may reasonably request;

3. if appropriate, analyze and recommend for consideration by the Board termination of a Manager Agreement with respect to one or more of the Fund and the replacement of such Managers with new Managers in accordance with paragraph 2(a) above; and

4. make available to the Board officers and employees of the Adviser who are responsible for selecting and evaluating Managers ("Evaluation Personnel") for consultation and discussions regarding the investment management services provided to the Funds under this Agreement; provided, however, that the Adviser or other service provider may be separately compensated under other agreements for the services of accounting, legal and administrative personnel who provide support to the Evaluation Personnel, as may be agreed to from time to time.

Services of the Adviser - Direct Investment Management.  In the event the Adviser determines to render investment management services directly to a Fund, then with respect to any such Fund, the Adviser, subject to the supervision of the Board, will provide a continuous investment program for the Fund's portfolio and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio, and the voting of proxies with respect thereto, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest, and the Adviser is hereby authorized to execute and perform such services on behalf of the Fund.   The Adviser will provide the services under this Agreement in accordance with the Fund's investment objective or objectives, policies, and restrictions as stated in the Registration Statement.  Furthermore:

5. The Adviser will manage the Funds so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and will comply with the diversification requirements set forth in Section 817(h) of the Internal Revenue Code.  In managing the Funds in accordance with these requirements, the Adviser shall be entitled to receive and act upon advice of counsel to the Trust or counsel to the Adviser.

6. The Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Board, and the provisions of the Registration Statement, as supplemented or amended.

7. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as any other investment advisory clients, the Adviser may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the Board, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner that is fair and equitable in the judgment of the Adviser in the exercise of its fiduciary obligations to the Fund and to such other clients.

8. The Adviser will make available to the Trust, promptly upon request, any of the Funds' or the Advisers' investment records and ledgers as are necessary to assist the Trust in complying with requirements of the 1940 Act, as well as other applicable laws.  The Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

9. The Adviser will regularly report to the Board on the investment program for the Fund, and will furnish the Board with respect to the Fund such periodic and special reports related to the investment program as the Trustees may reasonably request.

10. In connection with its responsibilities under this Section 3, the Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, broker-dealer selection, and negotiation of brokerage commission rates.  The Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the Registration Statement, or other factors that may be specified by the Board.  The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.  Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") or other applicable law, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion.  To the extent consistent with these standards and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and Section 17(e) of the 1940 Act and Rule 17e-l thereunder, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to the Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Fund, the Adviser or an affiliate of the Adviser.  Such allocation shall be in such amounts and proportions as the Adviser shall determine consistent with the above standards, and the Adviser will report on said allocation regularly to the Board if and as required under applicable law or regulation, indicating the broker-dealers to which such allocations have been made and the basis therefor.

Compensation of the Adviser.

11. For the services to be rendered by the Adviser as provided in Sections 2 and 3 of this Agreement, a Fund shall pay to the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund, during the preceding month, at the annual rates provided for in Exhibit A, as such Exhibit A may be amended from time to time.  For purposes of calculating the monthly fees, the value of the Fund's net assets shall be computed in the manner specified in the prospectus for the computation of net asset value.  For purposes of this Agreement, a "business day" is any day a Fund is open for business or as otherwise provided in the Fund's prospectus.

12. If the fees payable to the Adviser pursuant to this Section 3 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs.

13. In addition to the Management Fee, each Fund shall be responsible for its investment-related expenses and all other expenses assumed by the Fund in accordance with the terms of the Trust's Declaration of Trust (the "Trust Agreement") (except to the extent any such expenses are otherwise waived or assumed by the Adviser).

14. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this Agreement, pursuant to which some or all of the foregoing expenses of this Section 4 shall be the responsibility of the other party or parties to that agreement.

Other Services.  The Adviser will provide to each Fund, or will arrange at its expense to be provided to the Fund, such management and administrative services as may be agreed upon from time to time by the Adviser and the Fund.  These services initially will include, among other things, providing to the Funds office facilities, equipment, personnel and other services.

Records.  The Adviser agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the securities transactions of a Fund for which the Adviser provides direct investment management services pursuant to Section 3 hereof.  The Adviser further agrees that all records of the Funds are the property of the Trust and, to the extent held by the Adviser, it will promptly surrender any of such records upon request.

Reports.  The Funds and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to the shareholders of the Funds (collectively, "Shareholders" and each a "Shareholder"), certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Status of Adviser.  The services of the Adviser to the Funds are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

Liability of Adviser.  In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Funds, or to any Shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Funds.  Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its stockholders, officers, trustees, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Manager or any of the Manager's stockholders or partners, officers, trustees, directors, employees, or agents connected with or arising out of any services rendered under a Manager Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties under this Agreement, or by reason of reckless disregard of the Adviser's obligations and duties under this Agreement.

Indemnification. To the fullest extent permitted by law, the Funds shall, subject to Section 10(c) of this Agreement, indemnify the Adviser (including for this purpose each officer, director, shareholder, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Adviser, and their respective executors, heirs, assigns, successors or other legal representatives (each such person, including the Adviser, being referred to as an "indemnitee")) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Adviser to the Funds, or the past or present performance of services to the Funds in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further appeal may be taken in any action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office.  These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter.  The rights of indemnification provided under this Section 10 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 10.

15. Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Funds in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Funds amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 10(a) of this Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) the Trust is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee's failure to fulfill his, her or its undertaking, or (iii) a majority of the trustees (each, a "Trustee," and collectively, the "Trustees") of the Trust who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust ("Independent Trustees") (excluding any Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

16. As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Funds or their Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office, indemnification shall be provided in accordance with Section 10(a) of this Agreement if (i) approved as in the best interests of the Funds by a majority of the Independent Trustees (excluding any Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Funds and that the indemnitee is not liable to the Funds or their Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office or (ii) the Trustees secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to the Funds or their Shareholders to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office.

17. Any indemnification or advancement of expenses made in accordance with this Section 10 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Funds or their Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office.  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 10 it shall be a defense that, and in any suit in the name of the Funds to recover any indemnification or advancement of expenses made in accordance with this Section 10 the Funds shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 10.  In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 10, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 10 shall be on the Funds (or on any Shareholder acting derivatively or otherwise on behalf of the Funds or their Shareholders).

18. An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 10 or to which he, she or it may otherwise be entitled except out of the assets of the Funds, and no Shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

19. The rights of indemnification provided in this Section 10 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 10 shall affect the power of the Funds to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee.

Duration and Termination.  This Agreement will become effective upon approval (i) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of a majority of the outstanding voting securities of the Funds.  This Agreement will continue for an initial two-year term and will continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Funds; provided, however, that if the Shareholders of the Funds fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules thereunder.  This Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust on 60 days' written notice to the Adviser.  This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Funds.  This Agreement will automatically and immediately terminate in the event of its assignment, provided that an assignment to a successor to all or substantially all of the Adviser's business or to a wholly-owned subsidiary of such successor which does not result in a change of actual control of the Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement.

Definitions.  As used in this Agreement, the terms "assignment," "interested person," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

Amendment of Agreement.  This Agreement may be amended by mutual consent, but the consent of the Funds must be approved (a) by vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Funds.

Severability.  If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

Applicable Law.  This Agreement shall be construed in accordance with the laws of the State of [New York]; provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

Notices.  Any notice under this Agreement shall be given in writing and deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

Form ADV.  The Trust acknowledges receiving Part 1 of the Adviser's Form ADV.

Trust Obligations.  The parties to this Agreement agree that the obligations of the Funds under this Agreement shall not be binding upon any of the Trustees, Shareholders, officers, employees or agents, whether past, present or future, of the Funds, individually, but are binding only upon the assets and property of the Funds.

Brand Usage.  The Adviser conducts its investment advisory business under, and owns all rights to, the trademark ["Context Capital"] and ["Context Capital"] design (collectively, the "Brand").  In connection with the Funds' (a) public filings; (b) requests for information from state and federal regulators; (c) offering materials and advertising materials; and (d) press releases, the Funds may state in such materials that investment advisory services are being provided by the Adviser to the Funds under the terms of this Agreement.  The Adviser hereby grants a non-exclusive, non-transferable, and non-sublicensable license to the Funds for the use of the Brand solely as permitted in the foregoing sentence.  Prior to using the Brand in any manner, the Funds shall submit all proposed uses to the Adviser for prior written approval.  The Adviser reserves the right to terminate this license immediately upon written notice for any reason, including if the usage is not in compliance with the standards and policies.  Notwithstanding the foregoing, the term of the license granted under this Section shall be for the term of this Agreement only, including renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination of this Agreement or the investment advisory relationship between the Adviser and the Funds.  The Funds agree that the Adviser is the sole owner of the Brand, and any and all goodwill in the Brand arising from the Funds' use shall inure solely to the benefit of the Adviser.  Without limiting the foregoing, this license shall have no effect on the Funds' ownership rights of the works within which the Brand shall be used.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

CONTEXT CAPITAL ADVISERS, LLC	CONTEXT CAPITAL FUNDS

By:/s/ Name: Title:	By:/s/ Name: Title:

INVESTMENT ADVISORY AGREEMENT

Exhibit A

(as of [●], 2014)

Context Capital Funds

Fund	Fee
Context Alternative Strategies Fund	[●]%

EXHIBIT B

SUB-ADVISORY AGREEMENT

Agreement dated as of [  ], 2014 between Context Capital Advisers, LLC ("Context Capital"), a Delaware Limited Liability Company, and Armory Funds, LLC ("Sub-Adviser"), a Delaware limited liability company (the "Agreement").

RECITALS

(1) Context Capital has entered into a Management Agreement dated as of [  ], 2014 ("Management Agreement"), with Context Capital Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to Context Alternative Strategies Fund (the "Fund"); and

(2) Context Capital is authorized to retain one or more sub-advisers to furnish certain investment advisory services to Context Capital and the Fund;

(3) Context Capital desires to retain the Sub-Adviser to furnish certain investment advisory services to Context Capital and the Fund or a designated portion of the assets ("Segment") of the Fund as specified on Exhibit A hereto; and

(4) The Sub-Adviser is willing to furnish such services;

Now therefore, in consideration of the premises and mutual covenants herein contained, Context Capital and the Sub-Adviser agree as follows:

1. Appointment. Context Capital hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Fund or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.

(a) Subject to the supervision and direction of the Trust's Board of Trustees (the "Board") and review by Context Capital, the Sub-Adviser will provide a continuous investment program for the Fund or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Fund or Segment in accordance with the investment guidelines set forth on Exhibit B hereto, as such guidelines are amended by the Board or Context Capital upon not less than 15 days prior written notice to the Sub-Adviser (the "Guidelines") to the extent the Board has not approved such amendments to be effective in less than 15 days. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Fund or Segment. The Sub-Adviser understands that, the Fund's assets need to be managed so as to permit the Fund to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"). The Sub-Adviser, on each business day, shall provide Context Capital and the Trust's custodian such information as Context Capital and the

Trust's custodian may reasonably request in writing relating to all transactions concerning the Fund or Segment.

Context Capital hereby designates appoints the Sub-Adviser as its and the Fund's limited purpose agent and attorney-in-fact, without further prior approval of Context Capital (except as expressly provided for herein or as may be required by law) to make and execute, in the name and on behalf of the Fund, all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder. By way of example and not by way of limitation, in connection with any purchase for the Fund or Segment of securities or instruments that are not registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), the Sub-Adviser shall have the full power and authority, among other things, to: (i) commit to purchase such securities for the Fund on the terms and conditions under which such securities are offered; (ii) execute such account opening and other agreements, instruments and documents (including, without limitation, purchase agreements, subscription documents, ISDA and other swap and derivative documents), and make such commitments, as may be required in connection with the purchase and sale of such securities or instruments; (iii) represent that the Fund is an "accredited investor" as defined in Rule 501 (a) of Regulation D under the Securities Act; and (iv) commit that such securities will not be offered or sold by the Fund except in compliance with the registration requirements of the Securities Act or an exemption therefrom. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by Context Capital or the Trust in writing, but any such revocation shall not affect any transact ion initiated prior to receipt by the Sub-Adviser of such notice.

When investing in non-US securities, the Sub-Advisor is responsible for identifying and complying with all applicable laws and regulations of the jurisdiction in which the security is traded. The Sub-Advisor shall use the degree of care, diligence and skill that a reasonably prudent investment manager would exercise under the circumstances not to establish or add to existing positions in securities that are subject to any applicable foreign ownership limits or levels ("FOL") at a time when it is reasonably foreseeable, based on the Sub-advisers knowledge, that such purchases will have to be sold due to FOL limits or levels.

(b) The Sub-Adviser agrees that it will not consult with any other sub-adviser ("Other Sub-Adviser") for the Trust or Fund concerning any transaction by the Fund or Segment in securities or other assets, including (i) the purchase by the Fund or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Fund except as permitted by the 1940 Act or (ii) transactions by the Fund or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter. The Sub-Adviser is not responsible for any investment activities of the Fund other than within the segment.

(c) Unless otherwise instructed by Context Capital or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Fund or Segment. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") ("Proxy Voting Policy"), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by Context Capital a summary of such Proxy Voting Policy for inclusion in the Trust's registration statement, and will provide Context Capital with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12- month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d) The Sub-Adviser agrees that Sub-Adviser shall exercise the rights incident to the securities held by the Fund or Segment in the context of a bankruptcy or other reorganization. The Sub-Adviser further agrees that it will keep Context Capital fully informed about any such actions that it intends to take.

(e) The Sub-Adviser agrees that it will place orders with brokers in accordance with best execution policies, taking into account best price as an important factor in this decision, provided that, on behalf of the Fund or Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund or Segment and its other clients and that the total commissions paid by the Fund or Segment will be reasonable in relation to the benefits to the Fund or Segment over the long term. In no instance will portfolio securities be purchased from or sold to Context Capital or the Sub-Adviser, the Trust's principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Fund or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Context Capital recognizes that in some cases this procedure may adversely affect the results obtained for the Fund or Segment.

Subject to the Sub-Adviser's obligations to seek best execution, Context Capital agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Fund or Segment and the Trust with any broker-dealer deemed to be an affiliate (including affiliated FCMs) of the Sub-Adviser (the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Adviser's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV")) of Section n(a)(1)(H) of the Securities Exchange Act of 1934 (the "1934 Act"), and in compliance with Rules 17e-1or 1of-3 under the 1940 Act or other applicable rules and the Trust's policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to Context Capital, the Fund or the Trust. In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain the approval of the Trust's Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Fund or the Trust.

Context Capital further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Fund and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Fund or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Fund or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Fund and the Trust and its clients generally. Context Capital, the Fund and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker- Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Sub-Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act,

Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide Context Capital with periodic reports describing such agency cross transactions. Context Capital understands that the authority of the Sub-Adviser to execute agency Cross Transactions for the Fund is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from Context Capital, and that the failure to terminate such authorization will result in its continuation.

(f) The Sub-Adviser shall maintain separate detailed records of matters pertaining to the Fund or Segment as required by applicable law, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request (the Sub-Adviser may maintain copies of such records as it is required to retain under applicable law). The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1under the 1940 Act, and will furnish the Board and Context Capital with such periodic and special reports as the Board or Context Capital may request.

(g) At such times as shall be reasonably requested by the Board or Context Capital, the Sub-Adviser will provide the Board and Context Capital with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Fund or Segment and make available to the Board and Context Capital any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board and Context Capital in the fair valuation of all portfolio securities in the Fund or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or Context Capital to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement, the Trust's policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1under the 1940 Act) provided to the Sub-Adviser (together, the "Trust Compliance Procedures") and with the written instructions and written directions of the Board and Context Capital, and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Fund. Context Capital agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, Trust's Compliance Procedures, written instructions and directions of the Board and Context Capita land any amendments or supplements to any of these materials as soon as practicable after such materials become available. Context Capital further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Context Capital.

In order to assist Context Capital, Context Capital's CCO ("Adviser CCO") and the Trust to satisfy the requirements contained in Rule 38a-1under the 1940 Act, the Sub-Adviser shall provide to the Adviser CCO: (i) direct access to the Sub-Adviser's chief compliance officer and/or other senior compliance personnel, as reasonably requested by the Adviser CCO; (ii) quarterly reports confirming that the Sub-

Adviser has complied with the Compliance Procedures in managing the Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a- 1(e)(2)) that arose under the Compliance Procedures that related to the Sub-Adviser's management of the Segment.

The Sub-Adviser shall promptly provide the Adviser CCO with copies of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the "Sub-Adviser Compliance Procedures"), and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Adviser CCO so as to facilitate the Adviser CCO's performance of the Adviser CCO's responsibilities under Rule 38a-1to review, evaluate and report to the Trust's Chief Compliance Officer and Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Adviser CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Segment. The Sub-Adviser shall provide to the Adviser CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Procedures in managing the Segment, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Segment. At least annually, the Sub-Adviser shall provide a certification to the Adviser CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with any applicable Federal Securities Laws, subject to such interpretations as may be contained in the Compliance Procedures.

The Sub-Adviser will promptly provide Context Capital with information (including information that is required to be disclosed in the Trust's registration statement) with respect to the portfolio managers responsible for the Fund or Segment and any changes in the portfolio managers responsible for the Fund or Segment.

The Sub-Adviser will promptly notify Context Capital of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry targeting the Sub-Adviser.

The Sub-Adviser will cooperate promptly and fully with Context Capital and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Fund or Context Capital brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the Securities and Exchange Commission ("SEC")).

4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all overhead, personnel, research and other ordinary expenses incurred by it in providing its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by or on behalf of the Trust, the Fund or Context Capital, including, without limitation, (a) any expenses (including legal fees and costs) incurred by the Sub-Adviser in connection with the acquisition, transfer, restructuring or bankruptcy of any of the Fund's investments or the enforcement of any of the Fund's rights with respect to any of the Fund's investments (such expenses to be limited to expenses incurred in connection with the amount of such investments held by the Fund), and (b) any fees payable to third party pricing or valuation services with respect to any of the Fund's investments.

5. Compensation.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Context Capital, not the Fund, will pay to the Sub-Adviser a fee, computed and payable monthly, at an annual rate of  [  ]% of the average daily net assets of the Fund or Segment allocated to its management

(computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed.

(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c) For those periods in which Context Capital has agreed to waive all or a portion of its management fee, Context Capital may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

(d) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation of Liability.

(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders or by Context Capital in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Fund not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Fund. In particular, in the event the Sub-Adviser shall manage only a Segment of the Fund, the Sub-Adviser shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Code as long as the securities and other holdings of the Segment of the Fund managed by the Sub-Adviser were in accordance with the Guidelines at the time they were acquired for the Fund.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Context Capital of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide Context Capital and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to Context Capital that the Sub-Adviser has complied with the requirements of Rule 17j-1during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Context Capital, the Sub-Adviser shall permit Context Capital, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

(c) The Sub-Adviser has provided Context Capital with a copy of its Form ADV, as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Context Capital at least annually.

(d) The Sub-Adviser will notify Context Capital of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or as soon after such change as possible.

(e) The Sub-Adviser agrees that neither it nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, Context Capital or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Context Capital.

(f) The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust's portfolio holdings to any person or entity other than Context Capital, the Trust's custodian, or other persons expressly designated by Context Capital. The Sub-Adviser further represents that it implemented policies and procedures to prevent it, its employees and agents from trading on the basis of any material non-public information provided by Context Capital, the Trust, their affiliates or agents.

(g) The Sub-Adviser hereby represents, warrants and agrees that: (1) it is registered with the Commodity Futures Trading Commission (the "CFTC") as a commodity trading advisor and is a member of the National Futures Association (the "NFA") if required by applicable law to be so registered, and will continue to be so registered, if required by applicable law to be so registered, for so long as this Agreement remains in effect; (2) it will comply With the Commodity Exchange Act (the "CEA") and the rules of the CFTC and the NFA to the extent required by applicable law; and (3) it will provide all information reasonably required by Context Capital to fulfill any disclosure and reporting obligations of Context Capital with respect to the Fund under the CEA and the rules of the CFTC and the NFA.

8. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Duration and Termination.

(a) This Agreement shall become effective upon approval: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities, unless Context Capital has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Fund's outstanding voting securities.

(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by Context Capital; (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of Context Capital, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to Context Capital. This Agreement will terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement, as it relates to this Fund.

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Fund's outstanding voting securities (except in the case of (ii), pursuant to the terms and Conditions of the SEC order permitting it to modify the Agreement without such vote).

11. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

12. Confidentiality. The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders. The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by any federal or state court or regulatory authority, any self-regulatory organization or exchange.

13. Use of Name.

(a) It is understood that the name Context Capital or any derivative thereof or logo associated with that name, is the valuable property of Context Capital and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of Context Capital and only so long as Context Capital is Manager to the Trust and/or the Fund.

(b) It is understood that the name Armory Funds, LLC or any derivative thereof or logo associated with that name, is the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and only so long as the Sub-Adviser is a Sub-Adviser to the Fund. Upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivatives or logo).

14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

15. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Context Capital upon receipt of the same at their respective addresses set forth below.

All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Context Capital will be sent to the attention of: Jason Myers, 23 Bradford Street, West Concord, MA 01742 jmyers@contextam.com; 978-341-4629). All notices provided to the Sub-Adviser will be sent to the attention of: Josh Zuckerwise, Armory Funds, LLC, 1230 Rosecrans Avenue, Suite 660, Manhattan Beach, CA 90266.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Context Capital Advisers, LLC 401City Avenue Suite 815 Bala Cnwyd, PA 19004

Attest: By: Name: Title::	By: Name: Title:

Armory Funds, LLC 1230 Rosecrans Avenue, Suite 660 Manhattan Beach, CA 90266

Attest: By: Name: Title:	By: Name: Title:

Exhibit A

Description of Segment

Distressed & Credit Opportunities

Exhibit B

Investment Guidelines

EXHIBIT C

SUB-ADVISORY AGREEMENT

Agreement dated as of [  ], 2014 between Context Capital Advisers, LLC ("Context Capital"), a Delaware Limited Liability Company, and Del Mar Asset Management, LP ("Sub-Adviser"), a Delaware Partnership (the "Agreement").

RECITALS

(1)           Context Capital has entered into a Management Agreement dated as of [  ], 2014  ("Management Agreement"), with Context Capital Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to Context Alternative Strategies Fund (the "Fund"); and

(2)           Context Capital is authorized to retain one or more sub-advisers to furnish certain investment advisory services to Context Capital and the Fund;

(3)           Context Capital desires to retain the Sub-Adviser to furnish certain investment advisory services to Context Capital and the Fund or a designated portion of the assets ("Segment") of the Fund; and

(4)           The Sub-Adviser is willing to furnish such services;

Now therefore, in consideration of the premises and mutual covenants herein contained, Context Capital and the Sub-Adviser agree as follows:

1.           Appointment.  Context Capital hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Fund or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.           Duties as Sub-Adviser.

(a)           Subject to the supervision and direction of the Trust's Board of Trustees (the "Board") and review by Context Capital, and any written guidelines adopted by the Board or Context Capital, the Sub-Adviser will provide a continuous investment program for the Fund or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Fund or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund or Segment.  The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Fund or Segment. The Sub-Adviser understands that the Fund's assets need to be managed so as to permit the Fund to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code").  The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").  The Sub-Adviser, on each business day, shall provide Context Capital and the Trust's custodian such information as Context Capital and the Trust's custodian may reasonably request relating to all transactions concerning the Fund or Segment.

Context Capital hereby designates and appoints the Sub-Adviser as its and the Fund's limited purpose agent and attorney-in-fact, without further prior approval of Context Capital (except as expressly provided for herein or as may be required by law) to make and execute, in the name and on behalf of the Fund, all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder. By way of example and not by way of limitation, in connection with any purchase for the  Fund or Segment of securities or instruments that are not registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), the Sub-Adviser shall have the full power and authority, among other things, to: (i) commit to purchase such securities for the Fund on the terms and conditions under which such securities are offered; (ii) execute such account opening and other agreements, instruments and documents (including, without limitation, purchase agreements, subscription documents, ISDA and other swap and derivative documents), and make such commitments, as may be required in connection with the purchase and sale of such securities or instruments; (iii) represent that the Fund is an "accredited investor" as defined in Rule 501 (a) of Regulation D under the Securities Act; and (iv) commit that such securities will not be offered or sold by the Fund except in compliance with the registration requirements of the Securities Act or an exemption therefrom. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by Context Capital or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Sub-Adviser of such notice.

When investing in non-US securities, the Sub-Advisor is responsible for identifying and complying with all applicable laws and regulations of the jurisdiction in which the security is traded. The Sub-Advisor shall use the degree of care, diligence and skill that a reasonably prudent investment manager would exercise under the circumstances not to establish or add to existing positions in securities that are subject to any applicable foreign ownership limits or levels ("FOL"") at a time when it is reasonably foreseeable that such purchases will have to be sold due to FOL limits or levels.

(b)           The Sub-Adviser agrees that it will not consult with any other sub-adviser ("Other Sub-Adviser") for the Trust or Fund concerning any transaction by the Fund or Segment in securities or other assets, including (i) the purchase by the Fund or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Fund except as permitted by the 1940 Act or (ii) transactions by the Fund or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.  The Sub-Adviser is not responsible for any investment activities of the Fund other than within the Segment.

(c)           Unless otherwise instructed by Context Capital or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Fund or Segment.  The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") ("Proxy Voting Policy"), and that shall be acceptable to the Board.  The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by Context Capital a summary of such Proxy Voting Policy for inclusion in the Trust's registration statement, and will provide Context Capital with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect.  The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d)           The Sub-Adviser agrees that upon the request of Context Capital or the Board, Sub-Adviser shall exercise the rights incident to the securities held by the Fund or Segment in the context of a bankruptcy or other reorganization.  The Sub-Adviser further agrees that it will keep Context Capital fully informed about any such actions that it intends to take.

(e)           The Sub-Adviser agrees that it will place orders with brokers in accordance with best execution policies, taking into account best price as an important factor in this decision, provided that, on behalf of the Fund or Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund or Segment and its other clients and that the total commissions paid by the Fund or Segment will be reasonable in relation to the benefits to the Fund or Segment over the long term.  In no instance will portfolio securities be purchased from or sold to Context Capital or the Sub-Adviser, the Trust's principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.  The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Fund or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates.  Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.  Context Capital recognizes that in some cases this procedure may adversely affect the results obtained for the Fund or Segment.

Subject to the Sub-Adviser's obligations to seek best execution, Context Capital agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Fund or Segment and the Trust with any broker-dealer deemed to be an affiliate (including affiliated FCMs) of the Sub-Adviser (the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Adviser's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV")) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934 (the "1934 Act"), and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trust's policies and procedures thereunder.  In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to Context Capital, the Fund or the Trust.  In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain the approval of the Trust's Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Fund or the Trust.

Context Capital further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Fund and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Fund or the Trust and the counterparty to the transaction.  Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Fund or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order.  As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Fund and the Trust and its clients generally. Context Capital, the Fund and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities.  Sub-Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide Context Capital with periodic reports describing such agency cross transactions.  Context Capital understands that the authority of the Sub-Adviser to execute agency Cross Transactions for the Fund is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from Context Capital, and that the failure to terminate such authorization will result in its continuation.

(f)           The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Fund or Segment, including, without limitation, brokerage and other records of all securities transactions.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in
Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and will furnish the Board and Context Capital with such periodic and special reports as the Board or Context Capital may request.

(g)           At such times as shall be reasonably requested by the Board or Context Capital, the Sub-Adviser will provide the Board and Context Capital with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Fund or Segment and make available to the Board and Context Capital any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h)           In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board and Context Capital in the fair valuation of all portfolio securities in the Fund or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or Context Capital to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3.           Further Duties.  In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement, the Trust's policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the "Trust Compliance Procedures") and with the written instructions and written directions of the Board and Context Capital, and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Fund. Context Capital agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, Trust's Compliance Procedures, written instructions and directions of the Board and Context Capital, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.  Context Capital further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Context Capital.

In order to assist Context Capital, Context Capital's CCO ("Adviser CCO") and the Trust to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Adviser CCO: (i) direct access to the Sub-Adviser's chief compliance officer and/or other senior compliance personnel, as reasonably requested by the Adviser CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Compliance Procedures in managing the Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-

1(e)(2)) that arose under the Compliance Procedures that related to the Sub-Adviser's management of the  Segment.

The Sub-Adviser shall promptly provide the Adviser CCO with copies of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the "Sub-Adviser Compliance Procedures"), and (ii) any material changes to the Sub-Adviser Compliance Procedures.  The Sub-Adviser shall cooperate fully with the Adviser CCO so as to facilitate the Adviser CCO's performance of the Adviser CCO's responsibilities under Rule 38a-1 to review, evaluate and report to the Trust's Chief Compliance Officer and Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Adviser CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Segment.  The Sub-Adviser shall provide to the Adviser CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Procedures in managing the Segment, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Segment.  At least annually, the Sub-Adviser shall provide a certification to the Adviser CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with any applicable Federal Securities Laws, subject to such interpretations as may be contained in the Compliance Procedures.

The Sub-Adviser will promptly provide Context Capital with information (including information that is required to be disclosed in the Trust's registration statement) with respect to the portfolio managers responsible for the Fund or Segment and any changes in the portfolio managers responsible for the Fund or Segment.

The Sub-Adviser will promptly notify Context Capital of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry.

The Sub-Adviser will cooperate promptly and fully with Context Capital and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Fund or Context Capital brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the Securities and Exchange Commission ("SEC")).

4.           Expenses.  During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement.  The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund or Context Capital, except as otherwise specifically provided herein.

Upon request by Context Capital, Sub-Adviser agrees to reimburse Context Capital or the Trust for costs associated with generating and distributing any Registration Statement (as defined herein)  for when the Sub-Adviser is given a copy of a draft of such Registration Statement and fails to promptly disclose to Context Capital facts then known to the Sub-Adviser or its personnel that would require disclosure (or amendments to disclosure) in the Fund's Registration Statement in time for such disclosure or amendments to disclosure to be included in such Registration Statement.  The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

5.           Compensation.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Context Capital, not the Fund, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of the average daily net assets of the Segment allocated to its management (computed in the manner specified in the Management Agreement) as listed in Annex A hereto.  Context Capital will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed.  If the Sub-Adviser is managing a Segment, its fees will be based on the notional value of the assets of the Fund within the Sub-Adviser's Segment.

(b)           The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c)           For those periods in which Context Capital has agreed to waive all or a portion of its management fee, Context Capital may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

(d)           If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation of Liability.

(a)           The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders or by Context Capital in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)           In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Fund not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Fund. In particular, in the event the Sub-Adviser shall manage only a Segment of the Fund, the Sub-Adviser shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Fund managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code, unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or Context Capital and provided to the Sub-Adviser.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7.           Representations of Sub-Adviser.  The Sub-Adviser represents, warrants and agrees as follows:

(a)         The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Context Capital of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)           The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide Context Capital and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to Context Capital that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Context Capital, the Sub-Adviser shall permit Context Capital, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

(c)           The Sub-Adviser has provided Context Capital with a copy of its Form ADV, as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Context Capital at least annually.

(d)           The Sub-Adviser will notify Context Capital of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or as soon after such change as possible.

(e)           The Sub-Adviser agrees that neither it nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, Context Capital or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Context Capital.

(f)           The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust's portfolio holdings to any person or entity other than Context Capital, the Trust's custodian, or other persons expressly designated by Context Capital.  The Sub-Adviser further represents that it implemented policies and procedures to prevent it, its employees and agents from trading on the basis of any material non-public information provided by Context Capital, the Trust, their affiliates or agents.

(g)           The Sub-Adviser hereby represents, warrants and agrees that: (1) it is registered with the Commodity Futures Trading Commission (the "CFTC") as a commodity trading advisor and is a member of the National Futures Association (the "NFA") if required in light of the nature of its activities, and will continue to be so registered, if required, for so long as this Agreement remains in effect; (2) it will comply with the Commodity Exchange Act (the "CEA") and the rules of the CFTC and the NFA to the extent applicable; and (3) it will provide all information reasonably required by Context Capital to fulfill any disclosure and reporting obligations of Context Capital with respect to the Fund under the CEA and the rules of the CFTC and the NFA.

8.           Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.           Duration and Termination.

(a)           This Agreement shall become effective upon approval: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities, unless Context Capital has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Fund's outstanding voting securities.

(b)           Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(c)           Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by Context Capital; (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of Context Capital, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund.  The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to Context Capital. This Agreement will terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement, as it relates to this Fund.

10.           Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.  To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Fund's outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.           Confidentiality.  The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders.  The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities.

13.           Use of Name.

(a)  It is understood that the name Context Capital or any derivative thereof or logo associated with that name, is the valuable property of Context Capital and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of Context Capital and only so long as Context Capital is Manager to the Trust and/or the Fund.

(b)  It is understood that the name Del Mar Asset Management or any derivative thereof or logo associated with that name, is the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Fund.  Upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivatives or logo).

14.           Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Agreement may be signed in counterpart.

15.           Notices.  Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Context Capital upon receipt of the same at their respective addresses set forth below.  All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein).  All notices provided to Context Capital will be sent to the attention of: Jason Myers, 23 Bradford Street, West Concord, MA 01742 (jmyers@contextca.com; 978-341-4629).  All notices provided to the Sub-Adviser will be sent to the attention of:  [insert contact information].

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Context Capital Advisers, LLC 401 City Avenue Suite 815 Bala Cynwyd, PA 19004

Attest: By: Name: Title::	By: Name: Title:

Del Mar Asset Management, LP 711 Fifth Avenue, 5th Floor New York, NY 10022

Attest: By: Name: Title::	By: Name: Title:

ANNEX A

Series: Context Alternative Strategies Fund

Subadvisory fees are calculated as at an annual rate of [    %] of the average daily net assets of the Segment allocated to the Sub-Adviser's management (computed in the manner specified in the Management Agreement) until the notional value of the Segment reaches $10 million. Once the notional value of the Segment reaches $10 million the annual fee will decrease by 10 basis points and will further decrease by 10 basis points for each additional $10 million of notional value until a 1.00% annual fee is reached. Fees will be based on the notional value of the assets of the Fund within the Sub-Adviser's Segment.

i.	Table of Notional Assets and Fees

Notional Value of Assets Managed by Del Mar	Annual Fee
< $10,000,000	1.50%
$10,000,000	1.40%
$20,000,000	1.30%
$30,000,000	1.20%
$40,000,000	1.10%
$50,000,000	1.00%

EXHIBIT D

SUB-ADVISORY AGREEMENT

Agreement dated as of [  ], 2014 between Context Capital Advisers, LLC ("Context Capital"), a Delaware Limited Liability Company, and ESM Management LLC ("Sub-Adviser"), a Delaware Limited Liability Company  (the "Agreement").

RECITALS

(1) Context Capital has entered into a Management Agreement dated as of [  ], 2014 ("Management Agreement"), with Context Capital Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to Context Alternative Strategies Fund (the "Fund"); and

(2) Context Capital is authorized to retain one or more sub-advisers to furnish certain investment advisory services to Context Capital and the Fund;

(3) Context Capital desires to retain the Sub-Adviser to furnish certain investment advisory services to Context Capital and the Fund or a designated portion of the assets ("Segment") of the Fund; and

(4) The Sub-Adviser is willing to furnish such services;

Now therefore, in consideration of the premises and mutual covenants herein contained, Context Capital and the Sub-Adviser agree as follows:

1. Appointment. Context Capital hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Fund or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.

(a) Subject to the supervision and direction of the Trust's Board of Trustees (the "Board") and review by Context Capital, and any written guidelines adopted by the Board or Context Capital, the Sub-Adviser will provide a continuous investment program for the Fund or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Fund or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Fund or Segment. The Sub-Adviser understands that the Fund's assets need to be managed so as to permit the Fund to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"). The Sub-Adviser, on each business day, shall provide Context Capital and the Trust's custodian such information as Context Capital and the Trust's custodian may reasonably request relating to all transactions concerning the Fund or Segment.

Context Capital hereby designates and appoints the Sub-Adviser as its and the Fund's limited purpose agent and attorney-in-fact, without further prior approval of Context Capital (except as expressly provided for herein or as may be required by law) to make and execute, in the name and on behalf of the Fund, all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder. By way of example and not by way of limitation, in connection with any purchase for the Fund or Segment of securities or instruments that are not registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), the Sub-Adviser shall have the full power and authority, among other things, to: (i) commit to purchase such securities for the Fund on the terms and conditions under which such securities are offered; (ii) execute such account opening and other agreements, instruments and documents (including, without limitation, purchase agreements, subscription documents, ISDA and other swap and derivative documents), and make such commitments, as may be required in connection with the purchase and sale of such securities or instruments; (iii) represent that the Fund is an "accredited investor" as defined in Rule 501 (a) of Regulation D under the Securities Act; and (iv) commit that such securities will not be offered or sold by the Fund except in compliance with the registration requirements of the Securities Act or an exemption therefrom. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by Context Capital or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Sub-Adviser of such notice.

When investing in non-US securities, the Sub-Advisor is responsible for identifying and complying with all applicable laws and regulations of the jurisdiction in which the security is traded. The Sub-Advisor shall use the degree of care, diligence and skill that a reasonably prudent investment manager would exercise under the circumstances not to establish or add to existing positions in securities that are subject to any applicable foreign ownership limits or levels ("FOL"") at a time when it is reasonably foreseeable that such purchases will have to be sold due to FOL limits or levels.

(b) The Sub-Adviser agrees that it will not consult with any other sub-adviser ("Other Sub-Adviser") for the Trust or Fund concerning any transaction by the Fund or Segment in securities or other assets, including (i) the purchase by the Fund or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Fund except as permitted by the 1940 Act or (ii) transactions by the Fund or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter. The Sub-Adviser is not responsible for any investment activities of the Fund other than within the Segment.

(c) Unless otherwise instructed by Context Capital or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Fund or Segment. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") ("Proxy Voting Policy"), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by Context Capital a summary of such Proxy Voting Policy for inclusion in the Trust's registration statement, and will provide Context Capital with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d) The Sub-Adviser agrees that upon the request of Context Capital or the Board, Sub-Adviser shall exercise the rights incident to the securities held by the Fund or Segment in the context of a bankruptcy or other reorganization. The Sub-Adviser further agrees that it will keep Context Capital fully informed about any such actions that it intends to take.

(e) The Sub-Adviser agrees that it will place orders with brokers in accordance with best execution policies, taking into account best price as an important factor in this decision, provided that, on behalf of the Fund or Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund or Segment and its other clients and that the total commissions paid by the Fund or Segment will be reasonable in relation to the benefits to the Fund or Segment over the long term. In no instance will portfolio securities be purchased from or sold to Context Capital or the Sub-Adviser, the Trust's principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Fund or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Context Capital recognizes that in some cases this procedure may adversely affect the results obtained for the Fund or Segment.

Subject to the Sub-Adviser's obligations to seek best execution, Context Capital agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Fund or Segment and the Trust with any broker-dealer deemed to be an affiliate (including affiliated FCMs) of the Sub-Adviser (the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Adviser's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV")) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934 (the "1934 Act"), and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trust's policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to Context Capital, the Fund or the Trust. In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain the approval of the Trust's Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Fund or the Trust.

Context Capital further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Fund and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Fund or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Fund or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Fund and the Trust and its clients generally. Context Capital, the Fund and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Sub-Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide Context Capital with periodic reports describing such agency cross transactions. Context Capital understands that the authority of the Sub-Adviser to execute agency Cross Transactions for the Fund is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from Context Capital, and that the failure to terminate such authorization will result in its continuation.

(f) The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Fund or Segment, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and will furnish the Board and Context Capital with such periodic and special reports as the Board or Context Capital may request.

(g) At such times as shall be reasonably requested by the Board or Context Capital, the Sub-Adviser will provide the Board and Context Capital with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Fund or Segment and make available to the Board and Context Capital any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board and Context Capital in the fair valuation of all portfolio securities in the Fund or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or Context Capital to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement, the Trust's policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the "Trust Compliance Procedures") and with the written instructions and written directions of the Board and Context Capital, and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Fund. Context Capital agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, Trust's Compliance Procedures, written instructions and directions of the Board and Context Capital, and any amendments or supplements to any of these materials as soon as practicable after such materials become available. Context Capital further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Context Capital.

In order to assist Context Capital, Context Capital's CCO ("Adviser CCO") and the Trust to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Adviser CCO: (i) direct access to the Sub-Adviser's chief compliance officer and/or other senior compliance personnel, as reasonably requested by the Adviser CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Compliance Procedures in managing the Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Compliance Procedures that related to the Sub-Adviser's management of the Segment.

The Sub-Adviser shall promptly provide the Adviser CCO with copies of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the "Sub-Adviser Compliance Procedures"), and (ii) any material changes to the Sub-Adviser Compliance

Procedures. The Sub-Adviser shall cooperate fully with the Adviser CCO so as to facilitate the Adviser CCO's performance of the Adviser CCO's responsibilities under Rule 38a-1 to review, evaluate and report to the Trust's Chief Compliance Officer and Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Adviser CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Segment. The Sub-Adviser shall provide to the Adviser CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Procedures in managing the Segment, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Segment. At least annually, the Sub-Adviser shall provide a certification to the Adviser CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with any applicable Federal Securities Laws, subject to such interpretations as may be contained in the Compliance Procedures.

The Sub-Adviser will promptly provide Context Capital with information (including information that is required to be disclosed in the Trust's registration statement) with respect to the portfolio managers responsible for the Fund or Segment and any changes in the portfolio managers responsible for the Fund or Segment.

The Sub-Adviser will promptly notify Context Capital of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry.

The Sub-Adviser will cooperate promptly and fully with Context Capital and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Fund or Context Capital brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the Securities and Exchange Commission ("SEC")).

4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund or Context Capital, except as otherwise specifically provided herein.

Upon request by Context Capital, Sub-Adviser agrees to reimburse Context Capital or the Trust for costs associated with generating and distributing any Registration Statement (as defined herein) for when the Sub-Adviser is given a copy of a draft of such Registration Statement and fails to promptly disclose to Context Capital facts then known to the Sub-Adviser or its personnel that would require disclosure (or amendments to disclosure) in the Fund's Registration Statement in time for such disclosure or amendments to disclosure to be included in such Registration Statement. The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

5. Compensation.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Context Capital, not the Fund, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of  [  ]% of the average daily net assets of the Fund or Segment allocated to its management (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Fund within the Sub-Adviser's Segment.

(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c) For those periods in which Context Capital has agreed to waive all or a portion of its management fee, Context Capital may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

(d) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation of Liability.

(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders or by Context Capital in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Fund not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Fund. In particular, in the event the Sub-Adviser shall manage only a Segment of the Fund, the Sub-Adviser shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Fund managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code, unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or Context Capital and provided to the Sub-Adviser.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Context Capital of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide Context Capital and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to Context Capital that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Context Capital, the Sub-Adviser shall permit Context Capital, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

(c) The Sub-Adviser has provided Context Capital with a copy of its Form ADV, as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Context Capital at least annually.

(d) The Sub-Adviser will notify Context Capital of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or as soon after such change as possible.

(e) The Sub-Adviser agrees that neither it nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, Context Capital or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Context Capital.

(f) The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust's portfolio holdings to any person or entity other than Context Capital, the Trust's custodian, or other persons expressly designated by Context Capital. The Sub-Adviser further represents that it implemented policies and procedures to prevent it, its employees and agents from trading on the basis of any material non-public information provided by Context Capital, the Trust, their affiliates or agents.

(g) The Sub-Adviser hereby represents, warrants and agrees that: (1) it is registered with the Commodity Futures Trading Commission (the "CFTC") as a commodity trading advisor and is a member of the National Futures Association (the "NFA") if required in light of the nature of its activities, and will continue to be so registered, if required, for so long as this Agreement remains in effect; (2) it will comply with the Commodity Exchange Act (the "CEA") and the rules of the CFTC and the NFA to the extent applicable; and (3) it will provide all information reasonably required by Context Capital to fulfill any disclosure and reporting obligations of Context Capital with respect to the Fund under the CEA and the rules of the CFTC and the NFA.

8. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Duration and Termination.

(a) This Agreement shall become effective upon approval: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities, unless Context Capital has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Fund's outstanding voting securities.

(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by Context Capital; (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of Context Capital, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to Context Capital. This Agreement will terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement, as it relates to this Fund.

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Fund's outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

12. Confidentiality. The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders. The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities.

13. Use of Name.

(a) It is understood that the name Context Capital or any derivative thereof or logo associated with that name, is the valuable property of Context Capital and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of Context Capital and only so long as Context Capital is Manager to the Trust and/or the Fund.

(b) It is understood that the name ESM Management LLC or any derivative thereof or logo associated with that name, is the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Fund. Upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivatives or logo).

14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

15. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Context Capital upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Context Capital will be sent to the attention of: Jason Myers, 23 Bradford Street, West Concord, MA 01742 (jmyers@contextam.com; 978-341-4629). All notices provided to the Sub-Adviser will be sent to the attention of: Jason Myers.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.
Context Capital Advisers, LLC 401 City Avenue Suite 815 Bala Cynwyd, PA 19004

Attest: By: Name: Title:	By: Name: Title:

ESM Management LLC 100 Westchester Rd Newton, MA 02458

Attest: By: Name: Title:	By: Name: Title:

EXHIBIT E

SUB-ADVISORY AGREEMENT

Agreement dated as of [  ], 2014 between Context Capital Advisers, LLC ("Context Capital"), a Delaware Limited Liability Company, and First Principles Capital Management, LLC ("Sub-Adviser"), a Delaware Limited Liability Company (the "Agreement").

RECITALS

(1) Context Capital has entered into a Management Agreement dated as of [  ], 2014 ("Management Agreement"), with Context Capital Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to Context Alternative Strategies Fund (the "Fund"); and

(2) Context Capital is authorized to retain one or more sub-advisers to furnish certain investment advisory services to Context Capital and the Fund;

(3) Context Capital desires to retain the Sub-Adviser to furnish certain investment advisory services to Context Capital and a designated portion of the assets ("Segment") of the Fund; and

(4) The Sub-Adviser is willing to furnish such services;

Now therefore, in consideration of the premises and mutual covenants herein contained, Context Capital and the Sub-Adviser agree as follows:

1. Appointment. Context Capital hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.

(a) Subject to the supervision and direction of the Trust's Board of Trustees (the "Board") and review by Context Capital, and any written guidelines adopted by the Board or Context Capital, the Sub-Adviser will provide a continuous investment program for the Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Segment. The Sub-Adviser understands that the Fund's assets need to be managed so as to permit the Fund to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"). The Sub-Adviser, on each business day, shall provide Context Capital and the Trust's custodian such information as Context Capital and the Trust's custodian may reasonably request relating to all transactions concerning the Segment.

Context Capital hereby designates and appoints the Sub-Adviser as its and the Fund's limited purpose agent and attorney-in-fact, without further prior approval of Context Capital (except as expressly provided for herein or as may be required by law) to make and execute, in the name and on behalf of the Fund, all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder. By way of example and not by way of limitation, in connection with any purchase for the Segment of securities or instruments that are not registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), the Sub-Adviser shall have the full power and authority, among other things, to: (i) commit to purchase such securities for the Segment on the terms and conditions under which such securities are offered; (ii) execute such account opening and other agreements, instruments and documents (including, without limitation, purchase agreements, subscription documents, ISDA and other swap and derivative documents), and make such commitments, as may be required in connection with the purchase and sale of such securities or instruments; (iii) represent that the Fund is an "accredited investor" as defined in Rule 501 (a) of Regulation D under the Securities Act; and (iv) commit that such securities will not be offered or sold by the Fund except in compliance with the registration requirements of the Securities Act or an exemption therefrom. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by Context Capital or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Sub-Adviser of such notice.

When investing in non-US securities, the Sub-Advisor is responsible for identifying and complying with all applicable laws and regulations of the jurisdiction in which the security is traded. The Sub-Advisor shall use the degree of care, diligence and skill that a reasonably prudent investment manager would exercise under the circumstances not to establish or add to existing positions in securities that are subject to any applicable foreign ownership limits or levels ("FOL") at a time when it is reasonably foreseeable that such purchases will have to be sold due to FOL limits or levels.

(b) The Sub-Adviser agrees that it will not consult with any other sub-adviser ("Other Sub-Adviser") for the Trust or Fund concerning any transaction by the Segment in securities or other assets, including (i) the purchase by the Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Fund except as permitted by the 1940 Act or (ii) transactions by the Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.

(c) Context Capital and the Sub-Adviser acknowledge and agree that the Investment Program described in Annex A to this Agreement shall be undertaken by the Sub-Adviser hereunder, in connection with the discharge of its duties and responsibilities hereunder. Annex A is hereby incorporated by this reference as an integral part of this Agreement. The Sub-Adviser is not responsible for any investment activities of the Fund other than within the Segment. Unless otherwise instructed by Context Capital or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Fund or Segment. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") ("Proxy Voting Policy"), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by Context Capital a summary of such Proxy Voting Policy for inclusion in the Trust's registration statement, and will provide Context Capital with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d) The Sub-Adviser agrees that upon the request of Context Capital or the Board, Sub-Adviser shall exercise the rights incident to the securities held by the Segment in the context of a bankruptcy or other reorganization. The Sub-Adviser further agrees that it will keep Context Capital fully informed about any such actions that it intends to take.

(e) Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and applicable regulations and interpretations, the Sub-Adviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. The Sub-Adviser agrees that it will place orders with brokers in accordance with best execution policies, taking into account best price as an important factor in this decision, provided that, on behalf of the Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Segment and its other clients and that the total commissions paid by the Segment will be reasonable in relation to the benefits to the Segment over the long term. In no instance will portfolio securities be purchased from or sold to Context Capital or the Sub-Adviser, the Trust's principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Context Capital recognizes that in some cases this procedure may adversely affect the results obtained for the Segment. Notwithstanding the foregoing, Context Capital acknowledges and agrees that certain best execution practices described in this Section 2. (e) may not apply to normal trading operations in the fixed income securities market.

Subject to the Sub-Adviser's obligations, as applicable, to seek best execution, Context Capital agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Segment and the Trust with any broker-dealer deemed to be an affiliate (including affiliated FCMs) of the Sub-Adviser (the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Adviser's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV")) of Section 11(a)(1)(H) of the 1934 Act, and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trust's policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to Context Capital, the Segment or the Trust. In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain the approval of the Trust's Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Fund or the Trust.

Context Capital further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Segment and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Segment or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Segment or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Segment and the Trust and its clients generally. Context Capital, the Fund and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Sub-Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide Context Capital with periodic reports describing such agency cross transactions. Context Capital understands that the authority of the Sub-Adviser to execute agency Cross Transactions for the Fund is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from Context Capital, and that the failure to terminate such authorization will result in its continuation.

(f) The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Segment, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and will furnish the Board and Context Capital with such periodic and special reports as the Board or Context Capital may request.

The Sub-Adviser shall cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary records and information available to the accountants for the performance of the accountant's duties.

(g) At such times as shall be reasonably requested by the Board or Context Capital, the Sub-Adviser will provide the Board and Context Capital with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Segment and make available to the Board and Context Capital any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board and Context Capital in the fair valuation of all portfolio securities in the Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or Context Capital to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will report to Context Capital and Board all matters related to the Sub-Adviser that are material, seek to act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement, Context Capital'spolicies and procedures with respect to the Fund, the Trust's policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the "Compliance Procedures") and with the written instructions and written directions of the Board and Context Capital, and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Fund. Context Capital agrees to provide to the Sub-Adviser copies of the Compliance Procedures, written instructions and directions of the Board and Context Capital, and any amendments or supplements to any of these materials as soon as practicable after such materials become available. Context Capital further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Context Capital.

In order to assist Context Capital, Context Capital'sCCO ("Adviser CCO") and the Trust to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Adviser CCO: (i) direct access to the Sub-Adviser's chief compliance officer and/or other senior compliance personnel, as reasonably requested by the Adviser CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Compliance Procedures in managing the Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Compliance Procedures that related to the Sub-Adviser's management of the Segment.

The Sub-Adviser shall promptly provide the Adviser CCO with copies of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the "Sub-Adviser Compliance Procedures"), and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Adviser CCO so as to facilitate the Adviser CCO's performance of the Adviser CCO's responsibilities under Rule 38a-1 to review, evaluate and report to the Trust's Chief Compliance Officer and Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Adviser CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Segment. The Sub-Adviser shall provide to the Adviser CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Procedures in managing the Segment, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Segment. At least annually, the Sub-Adviser shall provide a certification to the Adviser CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with any applicable Federal Securities Laws, subject to such interpretations as may be contained in the Compliance Procedures.

The Sub-Adviser will promptly provide Context Capital with information (including information that is required to be disclosed in the Trust's registration statement) with respect to the portfolio managers responsible for the Segment and any changes in the portfolio managers responsible for the Segment.

The Sub-Adviser will promptly notify Context Capital of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry.

The Sub-Adviser will cooperate promptly and fully with Context Capital and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Fund or Context Capital brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the Securities and Exchange Commission ("SEC")).

4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund or Context Capital, except as otherwise specifically provided herein.

Upon request by Context Capital, Sub-Adviser agrees to reimburse Context Capital or the Trust for costs associated with generating and distributing any Registration Statement (as defined herein) for when the Sub-Adviser is given a copy of a draft of such Registration Statement and fails to promptly disclose to Context Capital facts then known to the Sub-Adviser or its personnel that would require disclosure (or amendments to disclosure) in the Fund's Registration Statement in time for such disclosure or amendments to disclosure to be included in such Registration Statement. The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

5. Compensation.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Context Capital, not the Fund, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of the average daily net assets of the Segment allocated to its management (computed in the manner specified in the Management Agreement) as listed in Annex B hereto, and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Fund within the Sub-Adviser's Segment.

(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c) For those periods in which Context Capital has agreed to waive all or a portion of its management fee, Context Capital may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

(d) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation of Liability.

(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders or by Context Capital in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Sub-Adviser acknowledges that the federal securities laws impose liabilities under certain circumstances on persons who have a fiduciary duty toward their clients and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which Context Capital or the Trust may have under any federal securities laws.

(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Fund other than the Segment or for the acts or omissions of any Other Sub-Adviser to the Trust or Fund. In particular, the Sub-Adviser shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Fund managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code, unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or Context Capital and provided to the Sub-Adviser.

(c) The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

(d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser under this Agreement and as to the rights and privileges to which Context Capital is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Context Capital of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide Context Capital and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to Context Capital that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Context Capital, the Sub-Adviser shall permit Context Capital, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

(c) The Sub-Adviser has provided Context Capital with a copy of its Form ADV, as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Context Capital at least annually.

(d) The Sub-Adviser will notify Context Capital of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Segment or senior management of the Sub-Adviser, in each case prior to or as soon after such change as possible.

(e) The Sub-Adviser agrees that neither it nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, Context Capital or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Context Capital.

(f) The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust's portfolio holdings to any person or entity other than Context Capital, the Trust's custodian, or other persons expressly designated by Context Capital. The Sub-Adviser further represents that it implemented policies and procedures to prevent it, its employees and agents from trading on the basis of any material non-public information provided by Context Capital, the Trust, their affiliates or agents.

(g) The Sub-Adviser hereby represents, warrants and agrees that: (1) it is registered with the Commodity Futures Trading Commission (the "CFTC") as a commodity trading advisor and is a member of the National Futures Association (the "NFA") if required in light of the nature of its activities, and will continue to be so registered, if required, for so long as this Agreement remains in effect; (2) it will comply with the Commodity Exchange Act (the "CEA") and the rules of the CFTC and the NFA to the extent applicable; and (3) it will provide all information reasonably required by Context Capital to fulfill any disclosure and reporting obligations of Context Capital with respect to the Fund under the CEA and the rules of the CFTC and the NFA.

8. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Duration and Termination.

(a) This Agreement shall become effective upon approval: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party "Independent Trustees", cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities, unless Context Capital has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Fund's outstanding voting securities.

(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by Context Capital; (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of Context Capital, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to Context Capital. This Agreement will terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement, as it relates to this Fund.

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Fund's outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

12. Confidentiality. The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders. The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities.

13. Use of Name.

(a) It is understood that the name Context Capital or any derivative thereof or logo associated with that name, is the valuable property of Context Capital and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of Context Capital and only so long as Context Capital is Manager to the Trust and/or the Fund.

(b) It is understood that the name First Principles Capital Management, LLC or any derivative thereof or logo associated with that name, is the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivative or logo) in offering materials of the Trust solely with the prior written approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Fund. Upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivatives or logo).

14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

15. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Context Capital upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Context Capital will be sent to the attention of: Jason Myers, 23 Bradford Street, West Concord, MA 01742 (jmyers@contextca.com; 978-341-4629). All notices provided to the Sub-Adviser will be sent to the attention of: Robert R. Lewis, First Principles Capital Management, LLC, 140 Broadway, 21st Floor, New York, NY 10005 (rlewis@fpcmllc.com; 212-380-2299).

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.
Context Capital Advisers, LLC 401 City Avenue Suite 815 Bala Cynwyd, PA 19004

Attest: By: Name: Title:	By: Name: Title:

First Principles Capital Management, LLC 140 Broadway 21st Floor New York, NY 10005

Attest: By: Name: Title:	By: Name: Title:

ANNEX A

INVESTMENT PROGRAM GUIDELINES

TBD

ANNEX B

Series: Context Alternative Strategies Fund

Strategy	Fees
Global Macro	[ %]

Fees calculated as a percentage of the annual average daily net Segment paid monthly.

EXHIBIT F

SUB-ADVISORY "Agreement"

Agreement dated as of [  ], 2014 between Context Capital Advisers, LLC ("Context Capital"), a Delaware Limited Liability Company, and Highland Capital Management LP ("Sub-Adviser"), a Delaware limited partnership (the "Agreement").

RECITALS

(1) Context Capital has entered into a Management Agreement dated as of [  ], 2014 ("Management Agreement"), with Context Capital Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to Context Alternative Strategies Fund (the "Fund"); and

(2) Context Capital is authorized to retain one or more sub-advisers to furnish certain investment advisory services to Context Capital and the Fund;

(3) Context Capital desires to retain the Sub-Adviser to furnish certain investment advisory services to Context Capital and the Fund or a designated portion of the assets ("Segment") of the Fund; and

(4) The Sub-Adviser is willing to furnish such services;

Now therefore, in consideration of the premises and mutual covenants herein contained, Context Capital and the Sub-Adviser agree as follows:

1. Appointment. Context Capital hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Fund or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.

(a) Subject to the supervision and direction of the Trust's Board of Trustees (the "Board") and review by Context Capital, and any written guidelines adopted by the Board or Context Capital, the Sub-Adviser will provide a continuous investment program for the Fund or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Fund or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Fund or Segment. The Sub-Adviser understands that, subject to Section 6(b) below, the Fund's assets need to be managed so as to permit the Fund to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"). The Sub-Adviser shall promptly provide Context Capital and the Trust's custodian such information as Context Capital and the Trust's custodian may reasonably request in writing relating to all transactions concerning the Fund or Segment, provided such information is in the Sub-Adviser's possession or control.

Context Capital hereby designates and appoints the Sub-Adviser as its and the Fund's limited purpose agent and attorney-in-fact, without further prior approval of Context Capital (except as expressly provided for herein or as may be required by law) to make and execute, in the name and on behalf of the Fund, all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder. By way of example and not by way of limitation, in connection with any purchase for the Fund or Segment of securities or instruments that are not registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), the Sub-Adviser shall have the full power and authority, among other things, to: (i) commit to purchase such securities for the Fund on the terms and conditions under which such securities are offered; (ii) execute such account opening and other agreements, instruments and documents (including, without limitation, purchase agreements, subscription documents, ISDA and other swap and derivative documents), and make such commitments, as may be required in connection with the purchase and sale of such securities or instruments; (iii) represent that the Fund is an "accredited investor" as defined in Rule 501 (a) of Regulation D under the Securities Act; and (iv) commit that such securities will not be offered or sold by the Fund except in compliance with the registration requirements of the Securities Act or an exemption therefrom. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by Context Capital or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Sub-Adviser of such notice.

When investing in non-US securities, the Sub-Advisor is responsible for identifying and complying with all applicable laws and regulations regarding trading of the security of the jurisdiction in which the security is traded. For avoidance of doubt, Sub-Adviser is not responsible for any laws and regulations relating to the custody or safekeeping of securities traded in any jurisdiction. The Sub-Advisor shall use the degree of care, diligence and skill that a reasonably prudent investment manager would exercise under the circumstances not to establish or add to existing positions in securities that are subject to any applicable foreign ownership limits or levels ("FOL") at a time when it is reasonably foreseeable, based on the Sub- Advisor's knowledge, that such purchases will have to be sold due to FOL limits or levels.

(b) The Sub-Adviser agrees that it will not consult with any other sub-adviser ("Other Sub-Adviser") for the Trust or Fund concerning any transaction by the Fund or Segment in securities or other assets, including (i) the purchase by the Fund or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Fund except as permitted by the 1940 Act or (ii) transactions by the Fund or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter. The Sub-Adviser is not responsible for any investment activities of the Fund other than within the Segment.

The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"), and in accordance with Annex A attached hereto.

(c) Unless otherwise instructed by Context Capital or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Fund or Segment. Context Capital shall cause materials relating to such proxies to be forwarded to the Sub-Adviser in a timely fashion by the Trust's custodian, the administrator or another party and the Sub-Adviser shall not be responsible for voting proxies if not provided with reasonable notice thereof. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") ("Proxy Voting Policy"), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by Context Capital a summary of such Proxy Voting Policy for inclusion in the Trust's registration statement, and will provide Context Capital with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d) The Sub-Adviser agrees that upon the request of Context Capital or the Board, Sub-Adviser shall exercise the rights incident to the securities held by the Fund or Segment in the context of a bankruptcy or other reorganization. The Sub-Adviser further agrees that it will keep Context Capital fully informed about any such actions that it intends to take.

(e) The Sub-Adviser agrees that it will place orders with brokers in accordance with best execution policies adopted by the Sub-Adviser, considering all factors it deems relevant but taking into account best price as an important factor in this decision, provided that, on behalf of the Fund or Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund or Segment and its other clients and that the total commissions paid by the Fund or Segment will be reasonable in relation to the benefits to the Fund or Segment over the long term. In no instance will portfolio securities be purchased from or sold to Context Capital or the Sub-Adviser, the Trust's principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Fund or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Context Capital recognizes that in some cases this procedure may adversely affect the results obtained for the Fund or Segment.

Subject to the Sub-Adviser's obligations to seek best execution, Context Capital agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Fund or Segment and the Trust with any broker-dealer deemed to be an affiliate (including affiliated FCMs) of the Sub-Adviser (the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Adviser's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV")) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934 (the "1934 Act"), and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trust's policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to Context Capital, the Fund or the Trust. In the event the Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, the Sub-Adviser shall obtain the approval, as soon as practicable, of the Trust's Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Fund or the Trust.

Context Capital further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Fund and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Fund or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Fund or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Fund and the Trust and its clients generally. Context Capital, the Fund and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. The Sub-Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide Context Capital with periodic reports describing such agency cross transactions. The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Sub-Adviser may effectuate Cross Transactions between the Fund and such other account if it deems this to be advantageous. The Sub- adviser also may cause the Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index). Context Capital understands that the authority of the Sub-Adviser to execute agency Cross Transactions for the Fund is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from Context Capital, and that the failure to terminate such authorization will result in its continuation.

(f) The Sub-Adviser shall maintain separate records pertaining to the Fund or Segment required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request, provided, however, that the Sub-Adviser may retain copies of the records at its own cost. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and will furnish the Board and Context Capital with such periodic and special reports as the Board or Context Capital may reasonably request.

(g) At such times as shall be reasonably requested by the Board or Context Capital, the Sub-Adviser will provide the Board and Context Capital with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Fund or Segment.

(h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will provide reasonable assistance to the Board and Context Capital in the fair valuation of all portfolio securities in the Fund or Segment.

The Sub-Adviser also will provide such information or perform such additional acts as may be required for the Trust or Context Capital to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement, the Trust's policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the "Trust Compliance Procedures") and with the written instructions and written directions of the Board and Context Capital, and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Fund, to the extent within its control. Context Capital agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, Trust's Compliance Procedures, written instructions and directions of the Board and Context Capital, and any amendments or supplements to any of these materials as soon as practicable after such materials become available. Context Capital further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Context Capital. In order to assist Context Capital, Context Capital's CCO ("Adviser CCO") and the Trust to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Adviser CCO: (i) direct access to the Sub-Adviser's chief compliance officer and/or other senior compliance personnel, as reasonably requested by the Adviser CCO; (ii) quarterly reports confirming that, to its knowledge, the Sub-Adviser has complied with the Compliance Procedures in managing the Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Compliance Procedures that related to the Sub-Adviser's management of the Segment.

The Sub-Adviser shall promptly provide the Adviser CCO with copies of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the "Sub-Adviser Compliance Procedures"), and (ii) any material changes to the Sub-Adviser Compliance Procedures. At least annually, the Sub-Adviser shall provide a certification to the Adviser CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with any applicable Federal Securities Laws, subject to such interpretations as may be contained in the Trust Compliance Procedures.

The Sub-Adviser will promptly provide Context Capital with information (including information that is required to be disclosed in the Trust's registration statement) with respect to the portfolio managers responsible for the Fund or Segment and any changes in the portfolio managers responsible for the Fund or Segment.

The Sub-Adviser will promptly notify Context Capital of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry that would require disclosure in Sub-Adviser's Form ADV.

The Sub-Adviser will cooperate promptly and fully with Context Capital and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Fund or Segment brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the Securities and Exchange Commission ("SEC")).

4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund or Context Capital, except as otherwise specifically provided herein.

The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

5. Compensation.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Context Capital, not the Fund, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of [    %] of the average daily net assets of the Fund or Segment allocated to its management (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Fund within the Sub-Adviser's Segment.

(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c) For those periods in which Context Capital has agreed to waive all or a portion of its management fee, Context Capital may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

(d) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation of Liability.

(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders or by Context Capital in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Fund not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Fund. In particular, in the event the Sub-Adviser shall manage only a Segment of the Fund, the Sub-Adviser shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Fund managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code, unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or Context Capital and provided to the Sub-Adviser.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Context Capital of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide Context Capital and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to Context Capital that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Context Capital, the Sub-Adviser shall permit Context Capital, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1(c)(1).

(c) The Sub-Adviser has provided Context Capital with a copy of its Form ADV, as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Context Capital at least annually.

(d) The Sub-Adviser will notify Context Capital of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or as soon after such change as possible.

(e) The Sub-Adviser agrees that neither it nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, Context Capital or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Context Capital, which consent shall not be unreasonably withheld or delayed.

(f) The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust's portfolio holdings to any person or entity other than Context Capital, the Trust's custodian, or other persons expressly designated by Context Capital. The Sub-Adviser further represents that it implemented policies and procedures to prevent it, its employees and agents from trading on the basis of any material non-public information provided by Context Capital, the Trust, their affiliates or agents.

(g) The Sub-Adviser hereby represents, warrants and agrees that: (1) it is either registered with the Commodity Futures Trading Commission (the "CFTC") as a commodity trading advisor and is a member of the National Futures Association (the "NFA"), and will continue to be so registered, if required, for so long as this Agreement remains in effect, or is not required to be registered with the CFTC or be a member of the NFA; (2) it will comply with the Commodity Exchange Act (the "CEA") and the rules of the CFTC and the NFA to the extent applicable; and (3) it will provide all information reasonably required by Context Capital to fulfill any disclosure and reporting obligations of Context Capital with respect to the Fund under the CEA and the rules of the CFTC and the NFA.

8. Representations of Context Capital. Context Capital represents, warrants and agrees as follows:

(a) Context Capital (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by each of this Agreement and the Management Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by each of this Agreement and the Management Agreement; (iv) has the authority to enter into and perform the services contemplated by each of this Agreement and the Management Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify Context

Capital from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

9. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Context Capital agrees that the Sub-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other affiliated accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund or Segment, provided that the Sub-Adviser acts in good faith and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund or Segment over a period of time on a fair and equitable basis relative to the affiliated accounts, taking into account the investment objectives and policies of the Fund or Segment and any specific investment restrictions applicable thereto. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

10. Duration and Termination.

(a) This Agreement shall become effective upon approval: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party "Independent Trustees", cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities, unless Context Capital has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Fund's outstanding voting securities.

(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by Context Capital; (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser which is not promptly cured by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of Context Capital, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to Context Capital. This Agreement will terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement, as it relates to this Fund.

11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the

Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Fund's outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

12. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

13. Confidentiality. The parties hereto will treat as proprietary and confidential any information relating to transactions under this Agreement or any information provided to each of them by the other or the other'sagents and service providers (collectively, the "Information"), including all records and information pertaining to the Fund and its prior, present or potential shareholders, without the other party's prior written consent, provided that either party may make such disclosure to its directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the "Representatives") who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose.. Neither party will use such Information for any purpose other than in connection with the performance of its responsibilities and duties hereunder. Such Information may not be disclosed except after prior notification to and approval in writing by the other party or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities, or by court order. Proprietary and confidential information will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the recipient party in violation of this section; (ii) is or becomes available to the recipient party or its Representatives from a source other than the other party hereto or the Trust, which source, to the knowledge of the recipient party or its Representatives, does not have an obligation of confidentiality to the other party or the Trust with respect to such information; (iii) was already in the recipient party's possession or the possession of its Representatives prior to receiving such information from the other party or the Trust; or (iv) is developed independently by the recipient party or its Representatives without use of the Information.

14. Use of Name.

(a) It is understood that the name Context Capital or any derivative thereof or logo associated with that name, is the valuable property of Context Capital and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of Context Capital and only so long as Context Capital is Manager to the Trust and/or the Fund.

(b) It is understood that the name Highland Capital Management LP or any derivative thereof or logo associated with that name, is the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Fund. Upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivatives or logo).

(c) The Sub-Adviser may use performance data it generates in connection with the Fund or Segment for its track record, provided that the Fund is not specifically identified by name or otherwise in a manner that would enable a third party to identify the Fund, the Trust or Context Capital without approval in writing by Context Capital.

15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

16. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Context Capital upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine, e-mail transmission, or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Context Capital will be sent to the attention of: Jason Myers, 23 Bradford Street, West Concord, MA 01742 (jmyers@contextam.com; 978-341-4629). All notices provided to the Sub-Adviser will be sent to the attention of Brian Price, 300 Crescent Court, Suite 700, Dallas, TX 75201 (bprice@hcmlp.com; 972-419-6217).

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.
Context Capital Advisers, LLC 401 City Avenue Suite 815 Bala Cynwyd, PA 19004

Attest: By: Name: Title:	By: Name: Title:

Highland Capital Management LP 300 Crescent Court, Suite 700 Dallas, TX 75201

Attest: By: Name: Title:	By: Name: Title:

ANNEX A

The Sub-Adviser will ensure that at all times, leverage, as used for purposes of Section 18 of the Investment Company Act of 1940, as amended and guidance issued by the Securities and Exchange Commission thereunder, will not exceed 10% of the net asset value of the Segment. This limitation on leverage may be changed, waived or terminated solely at the discretion of Context Capital by an instrument in writing signed by Context Capital.

EXHIBIT G

SUB-ADVISORY AGREEMENT

Agreement dated as of [  ], 2014, between Context Capital Advisers, LLC ("Context Capital"), a Delaware Limited Liability Company, and Kellner Private Fund Management, LP ("Sub-Adviser"), a Delaware Limited Partnership (the "Agreement").

RECITALS

(1) Context Capital has entered into a Management Agreement dated as of [  ], 2014, ("Management Agreement"), with Context Capital Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to Context Alternative Strategies Fund (the "Fund"); and

(2) Context Capital is authorized to retain one or more sub-advisers to furnish certain investment advisory services to Context Capital and the Fund;

(3) Context Capital desires to retain the Sub-Adviser to furnish certain investment advisory services to Context Capital and the Fund or a designated portion of the assets ("Segment") of the Fund; and

(4) The Sub-Adviser is willing to furnish such services;

Now therefore, in consideration of the premises and mutual covenants herein contained, Context Capital and the Sub-Adviser agree as follows:

1. Appointment. Context Capital hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Fund or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.

(a) Subject to the supervision and direction of the Trust's Board of Trustees (the "Board") and review by Context Capital, and any written guidelines adopted by the Board or Context Capital, the Sub-Adviser will provide a continuous investment program for the Fund or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Fund or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Fund or Segment. The Sub-Adviser understands that the Fund's assets need to be managed so as to permit the Fund to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"). The Sub-Adviser, on each business day, shall provide Context Capital and the Trust's custodian such information as Context Capital and the Trust's custodian may reasonably request relating to all transactions concerning the Fund or Segment.

Context Capital hereby designates and appoints the Sub-Adviser as its and the Fund's limited purpose agent and attorney-in-fact, without further prior approval of Context Capital (except as expressly provided for herein or as may be required by law) to make and execute, in the name and on behalf of the Fund, all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder. By way of example and not by way of limitation, in connection with any purchase for the Fund or Segment of securities or instruments that are not registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), the Sub-Adviser shall have the full power and authority, among other things, to: (i) commit to purchase such securities for the Fund on the terms and conditions under which such securities are offered; (ii) execute such account opening and other agreements, instruments and documents (including, without limitation, purchase agreements, subscription documents, ISDA and other swap and derivative documents), and make such commitments, as may be required in connection with the purchase and sale of such securities or instruments; (iii) represent that the Fund is an "accredited investor" as defined in Rule so (a) of Regulation D under the Securities Act; and (iv) commit that such securities will not be offered or sold by the Fund except in compliance with the registration requirements of the Securities Act or an exemption therefrom. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by Context Capital or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Sub-Adviser of such notice.

When investing in non-US securities, the Sub-Advisor is responsible for identifying and complying with all applicable laws and regulations of the jurisdiction in which the security is traded. The Sub-Advisor shall use the degree of care, diligence and skill that a reasonably prudent investment manager would exercise under the circumstances not to establish or add to existing positions in securities that are subject to any applicable foreign ownership limits or levels ("FOL")at a time when it is reasonably foreseeable that such purchases will have to be sold due to FOL limits or levels.

(b) The Sub-Adviser agrees that it will not consult with any other sub-adviser ("Other Sub-Adviser") for the Trust or Fund concerning any transaction by the Fund or Segment in securities or other assets, including (i) the purchase by the Fund or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Fund except as permitted by the 1940 Act or (ii) transactions by the Fund or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.

The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"), and in accordance with Annex A attached hereto.

(c) Unless otherwise instructed by Context Capital or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Fund or Segment. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") ("Proxy Voting Policy"), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by Context Capital a summary of such Proxy Voting Policy for inclusion in the Trust's registration statement, and will provide Context Capital with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent n-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d) The Sub-Adviser agrees that upon the request of Context Capital or the Board, Sub-Adviser shall exercise the rights incident to the securities held by the Fund or Segment in the context of a bankruptcy or other reorganization. The Sub-Adviser further agrees that it will keep Context Capital fully informed about any such actions that it intends to take.

(e) The Sub-Adviser agrees that it will place orders with brokers in accordance with best execution policies, taking into account best price as an important factor in this decision, provided that, on behalf of the Fund or Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund or Segment and its other clients and that the total commissions paid by the Fund or Segment will be reasonable in relation to the benefits to the Fund or Segment over the long term. In no instance will portfolio securities be purchased from or sold to Context Capital or the Sub-Adviser, the Trust's principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Fund or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable overtime to each account. Context Capital recognizes that in some cases this procedure may adversely affect the results obtained for the Fund or Segment.

Subject to the Sub-Adviser's obligations to seek best execution, Context Capital agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Fund or Segment and the Trust with any broker-dealer deemed to be an affiliate (including affiliated FCMs) of the Sub-Adviser (the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Adviser's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV")) of Section n(a)(1)(H) of the Securities Exchange Act of 1934 (the "1934 Act"), and in compliance with Rules 17e-1or 1of-3 under the 1940 Act or other applicable rules and the Trust's policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to Context Capital, the Fund or the Trust. In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain the approval of the Trust's Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Fund or the Trust.

Context Capital further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Fund and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Fund or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Fund or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Fund and the Trust and its clients generally. Context Capital, the Fund and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Sub-Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide Context Capital with periodic reports describing such agency cross transactions. Context

Capital understands that the authority of the Sub-Adviser to execute agency Cross Transactions for the Fund is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from Context Capital, and that the failure to terminate such authorization will result in its continuation.

(f) The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Fund or Segment, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and will furnish the Board and Context Capital with such periodic and special reports as the Board or Context Capital may request.

(g) At such times as shall be reasonably requested by the Board or Context Capital, the Sub-Adviser will provide the Board and Context Capital with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Fund or Segment and make available to the Board and Context Capital any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board and Context Capital in the fair valuation of all portfolio securities in the Fund or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or Context Capital to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement, the Trust's policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the "Trust Compliance Procedures") and with the written instructions and written directions of the Board and Context Capital, and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Fund. Context Capital agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, Trust's Compliance Procedures, written instructions and directions of the Board and Context Capital, and any amendments or supplements to any of these materials as soon as practicable after such materials become available. Context Capital further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Context Capital.

In order to assist Context Capital, Context Capital'sCCO ("Adviser CCO") and the Trust to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Adviser CCO: (i) direct access to the Sub-Adviser's chief compliance officer and/or other senior compliance personnel, as reasonably requested by the Adviser CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Compliance Procedures in managing the Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Compliance Procedures that related to the Sub-Adviser's management of the Segment.

The Sub-Adviser shall promptly provide the Adviser CCO with copies of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the "Sub-Adviser Compliance Procedures"), and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Adviser CCO so as to facilitate the Adviser CCO's performance of the Adviser CCO's responsibilities under Rule 38a-1to review, evaluate and report to the Trust's Chief Compliance Officer and Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Adviser CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Segment. The Sub-Adviser shall provide to the Adviser CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Procedures in managing the Segment, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Segment. At least annually, the Sub-Adviser shall provide a certification to the Adviser CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with any applicable Federal Securities Laws, subject to such interpretations as may be contained in the Compliance Procedures.

The Sub-Adviser will promptly provide Context Capital with information (including information that is required to be disclosed in the Trust's registration statement) with respect to the portfolio managers responsible for the Fund or Segment and any changes in the portfolio managers responsible for the Fund or Segment.

The Sub-Adviser will promptly notify Context Capital of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry.

The Sub-Adviser will cooperate promptly and fully with Context Capital and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Fund or Context Capital brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the Securities and Exchange Commission ("SEC")).

4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund or Context Capital, except as otherwise specifically provided herein.

Upon request by Context Capital, Sub-Adviser agrees to reimburse Context Capital or the Trust for costs associated with generating and distributing any Registration Statement (as defined herein) for when the Sub-Adviser is given a copy of a draft of such Registration Statement and fails to promptly disclose to Context Capital facts then known to the Sub-Adviser or its personnel that would require disclosure (or amendments to disclosure) in the Fund's Registration Statement in time for such disclosure or amendments to disclosure to be included in such Registration Statement. The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

5. Compensation.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Context Capital, not the Fund, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of  [     %] of the average daily net assets of the Fund or Segment allocated to its management (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Fund within the Sub-Adviser's Segment.

(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c) For those periods in which Context Capital has agreed to waive all or a portion of its management fee, Context Capital may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

(d) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation of Liability.

(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders or by Context Capital in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Fund not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Fund. In particular, in the event the Sub-Adviser shall manage only a Segment of the Fund, the Sub-Adviser shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Fund managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code, unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or Context Capital and provided to the Sub-Adviser.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Context Capital of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 7j- under the 1940 Act and Rule 204A- under the Advisers Act and will provide Context Capital and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to Context Capital that the Sub-Adviser has complied with the requirements of Rule 17j- during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Context Capital, the Sub-Adviser shall permit Context Capital, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

(c) The Sub-Adviser has provided Context Capital with a copy of its Form ADV, as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Context Capital at least annually.

(d) The Sub-Adviser will notify Context Capital of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or as soon after such change as possible.

(e) The Sub-Adviser agrees that neither it nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, Context Capital or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Context Capital.

(f) The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust's portfolio holdings to any person or entity other than Context Capital, the Trust's custodian, or other persons expressly designated by Context Capital. The Sub-Adviser further represents that it implemented policies and procedures to prevent it, its employees and agents from trading on the basis of any material non-public information provided by Context Capital, the Trust, their affiliates or agents.

(g) The Sub-Adviser hereby represents, warrants and agrees that: (1) it is registered with the Commodity Futures Trading Commission (the "CFTC") as a commodity trading advisor and is a member of the National Futures Association (the "NFA") if required in light of the nature of its activities, and will continue to be so registered, if required, for so long as this Agreement remains in effect; (2) it will comply with the Commodity Exchange Act (the "CEA") and the rules of the CFTC and the NFA to the extent applicable; and (3) it will provide all information reasonably required by Context Capital to fulfill any disclosure and reporting obligations of Context Capital with respect to the Fund under the CEA and the rules of the CFTC and the NFA.

8. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Duration and Termination.

(a) This Agreement shall become effective upon approval: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party "Independent Trustees", cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities, unless Context Capital has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Fund's outstanding voting securities.

(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by Context Capital; (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of Context Capital, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to Context Capital. This Agreement will terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement, as it relates to this Fund.

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Fund's outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

12. Confidentiality. The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders. The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities.

13. Use of Name.

(a) It is understood that the name Context Capital or any derivative thereof or logo associated with that name, is the valuable property of Context Capital and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of Context Capital and only so long as Context Capital is Manager to the Trust and/or the Fund.

(b) It is understood that the name Kellner Private Fund Management, LP or any derivative thereof or logo associated with that name, is the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Fund. Upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivatives or logo).

14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

15. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Context Capital upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Context Capital will be sent to the attention of: Jason Myers, 23 Bradford Street, West Concord, MA 01742 (jmyers@contextca.com; 978-341-4629). All notices provided to the Sub-Adviser will be sent to the attention of: Glen M. Friedman, 900 Third Avenue, Suite 1401, New York, NY 10022 (gfriedman@kellnercap.com; 212-350-0262).

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Context Capital Advisers, LLC 401 City Avenue Suite 815 Bala Cynwyd, PA 19004

Attest: By: Name: Title:	By: Name: Title:

Kellner Private Fund Management LP 900 Third Avenue, Suite 401 New York, NY 10022

Attest: By: Name: Title:	Attest: By: Name: Title:

ANNEX A

The Sub-Adviser will ensure that at all times, leverage, as used for purposes of Section 18 of the Investment Company Act of 1940, as amended and guidance issued by the Securities and Exchange Commission thereunder, will not exceed 30% of the net asset value of the Segment. This limitation on leverage may be changed, waived or terminated solely at the discretion of Context Capital by an instrument in writing signed by Context Capital.

EXHIBIT H

SUB-ADVISORY AGREEMENT

Agreement dated as of [  ], 2014 between Context Capital Advisers, LLC ("Context Capital"), a Delaware Limited Liability Company, and Phineus Partners L.P. ("Sub-Adviser"), a Delaware Partnership (the "Agreement").

RECITALS

(1) Context Capital has entered into a Management Agreement dated as of [  ], 2014 ("Management Agreement"), with Context Capital Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to Context Alternative Strategies Fund (the "Fund"); and

(2) Context Capital is authorized to retain one or more sub-advisers to furnish certain investment advisory services to Context Capital and the Fund;

(3) Context Capital desires to retain the Sub-Adviser to furnish certain investment advisory services to Context Capital and the Fund or a designated portion of the assets ("Segment") of the Fund; and

(4) The Sub-Adviser is willing to furnish such services;

Now therefore, in consideration of the premises and mutual covenants herein contained, Context Capital and the Sub-Adviser agree as follows:

1. Appointment. Context Capital hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Fund or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.

(a) Subject to the supervision and direction of the Trust's Board of Trustees (the "Board") and review by Context Capital, and any written guidelines adopted by the Board or Context Capital, the Sub-Adviser will provide a continuous investment program for the Fund or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Fund or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Fund or Segment. The Sub-Adviser understands that the Fund's assets need to be managed so as to permit the Fund to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"). The Sub-Adviser, on each business day, shall provide Context Capital and the Trust's custodian such information as Context Capital and the Trust's custodian may reasonably request relating to all transactions concerning the Fund or Segment.

Context Capital hereby designates and appoints the Sub-Adviser as its and the Fund's limited purpose agent and attorney-in-fact, without further prior approval of Context Capital (except as expressly provided for herein or as may be required by law) to make and execute, in the name and on behalf of the Fund, all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder. By way of example and not by way of limitation, in connection with any purchase for the Fund or Segment of securities or instruments that are not registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), the Sub-Adviser shall have the full power and authority, among other things, to: (i) commit to purchase such securities for the Fund on the terms and conditions under which such securities are offered; (ii) execute such account opening and other agreements, instruments and documents (including, without limitation, purchase agreements, subscription documents, ISDA and other swap and derivative documents), and make such commitments, as may be required in connection with the purchase and sale of such securities or instruments; (iii) represent that the Fund is an "accredited investor" as defined in Rule 501 (a) of Regulation D under the Securities Act; and (iv) commit that such securities will not be offered or sold by the Fund except in compliance with the registration requirements of the Securities Act or an exemption therefrom. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by Context Capital or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Sub-Adviser of such notice.

When investing in non-US securities, the Sub-Advisor is responsible for identifying and complying with all applicable laws and regulations of the jurisdiction in which the security is traded. The Sub-Advisor shall use the degree of care, diligence and skill that a reasonably prudent investment manager would exercise under the circumstances not to establish or add to existing positions in securities that are subject to any applicable foreign ownership limits or levels ("FOL") at a time when it is reasonably foreseeable that such purchases will have to be sold due to FOL limits or levels.

(b) The Sub-Adviser agrees that it will not consult with any other sub-adviser ("Other Sub-Adviser") for the Trust or Fund concerning any transaction by the Fund or Segment in securities or other assets, including (i) the purchase by the Fund or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Fund except as permitted by the 1940 Act or (ii) transactions by the Fund or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter. The Sub-Adviser is not responsible for any investment activities of the Fund other than within the Segment.

The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"), and in accordance with Annex A attached hereto.

(c) Unless otherwise instructed by Context Capital or the Trust, the Adviser hereby delegates to the Sub-Adviser the Adviser's discretionary authority to exercise voting rights with respect to issuers of securities held by the Fund or Segment. The Adviser and the Trust shall instruct each Fund's custodian to promptly forward to the Sub-Adviser any communications received by the custodian regarding the exercise of voting rights with respect to the securities and other investments in the Fund or Segment. The Sub-Adviser shall not be responsible for voting proxies or taking any other action with respect to information not timely received by the Sub-Adviser. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") ("Proxy Voting Policy"), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by Context Capital a summary of such Proxy Voting Policy for inclusion in the Trust's registration statement, and will provide Context Capital with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d) The Sub-Adviser agrees that upon the request of Context Capital or the Board, Sub-Adviser shall exercise the rights incident to the securities held by the Fund or Segment in the context of a bankruptcy or other reorganization. The Sub-Adviser further agrees that it will keep Context Capital fully informed about any such actions that it intends to take.

(e) The Sub-Adviser agrees that it will place orders with brokers in accordance with best execution policies, taking into account best price as an important factor in this decision, provided that, on behalf of the Fund or Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund or Segment and its other clients and that the total commissions paid by the Fund or Segment will be reasonable in relation to the benefits to the Fund or Segment over the long term. In no instance will portfolio securities be purchased from or sold to Context Capital or the Sub-Adviser, the Trust's principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Fund or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Context Capital recognizes that in some cases this procedure may adversely affect the results obtained for the Fund or Segment.

Subject to the Sub-Adviser's obligations to seek best execution, Context Capital agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Fund or Segment and the Trust with any broker-dealer deemed to be an affiliate (including affiliated FCMs) of the Sub-Adviser (the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Adviser's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV")) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934 (the "1934 Act"), and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trust's policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to Context Capital, the Fund or the Trust. In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain the approval of the Trust's Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Fund or the Trust.

Context Capital further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Fund and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Fund or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Fund or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Fund and the Trust and its clients generally. Context Capital, the Fund and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Sub-Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide Context Capital with periodic reports describing such agency cross transactions. Context Capital understands that the authority of the Sub-Adviser to execute agency Cross Transactions for the Fund is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from Context Capital, and that the failure to terminate such authorization will result in its continuation.

(f) The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Fund or Segment, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and will furnish the Board and Context Capital with such periodic and special reports as the Board or Context Capital may request.

(g) At such times as shall be reasonably requested by the Board or Context Capital, the Sub-Adviser will provide the Board and Context Capital with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Fund or Segment and make available to the Board and Context Capital any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board and Context Capital in the fair valuation of all portfolio securities in the Fund or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or Context Capital to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement, the Trust's policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the "Trust Compliance Procedures") and with the written instructions and written directions of the Board and Context Capital, and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Fund. Context Capital agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, Trust's Compliance Procedures, written instructions and directions of the Board and Context Capital, and any amendments or supplements to any of these materials as soon as practicable after such materials become available. Context Capital further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Context Capital.

In order to assist Context Capital, Context Capital's CCO ("Adviser CCO") and the Trust to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Adviser

CCO: (i) direct access to the Sub-Adviser's chief compliance officer and/or other senior compliance personnel, as reasonably requested by the Adviser CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Compliance Procedures in managing the Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Compliance Procedures that related to the Sub-Adviser's management of the Segment. The Sub-Adviser shall promptly provide the Adviser CCO with copies of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the "Sub-Adviser Compliance Procedures"), and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Adviser CCO so as to facilitate the Adviser CCO's performance of the Adviser CCO's responsibilities under Rule 38a-1 to review, evaluate and report to the Trust's Chief Compliance Officer and Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Adviser CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Segment. The Sub-Adviser shall provide to the Adviser CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Procedures in managing the Segment, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Segment. At least annually, the Sub-Adviser shall provide a certification to the Adviser CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with any applicable Federal Securities Laws, subject to such interpretations as may be contained in the Compliance Procedures.

The Sub-Adviser will promptly provide Context Capital with information (including information that is required to be disclosed in the Trust's registration statement) with respect to the portfolio managers responsible for the Fund or Segment and any changes in the portfolio managers responsible for the Fund or Segment.

The Sub-Adviser will promptly notify Context Capital of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry.

The Sub-Adviser will cooperate promptly and fully with Context Capital and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Fund or Context Capital brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the Securities and Exchange Commission ("SEC")).

4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund or Context Capital, except as otherwise specifically provided herein.

Upon request by Context Capital, Sub-Adviser agrees to reimburse Context Capital or the Trust for costs associated with generating and distributing any Registration Statement (as defined herein) for when the Sub-Adviser is given a copy of a draft of such Registration Statement and fails to promptly disclose to Context Capital facts specifically and solely pertaining to the Sub-Adviser then known to the Sub-Adviser or its personnel that would require disclosure (or amendments to disclosure) in the Fund's Registration Statement in time for such disclosure or amendments to disclosure to be included in such Registration Statement. The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

5. Compensation.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Context Capital, not the Fund, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of [    %] of the average daily net assets of the Fund or Segment allocated to its management (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Fund within the Sub-Adviser's Segment.

(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c) For those periods in which Context Capital has agreed to waive all or a portion of its management fee, Context Capital may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

(d) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation of Liability.

(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders or by Context Capital in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Fund not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Fund. In particular, in the event the Sub-Adviser shall manage only a Segment of the Fund, the Sub-Adviser shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Fund managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code, unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or Context Capital and provided to the Sub-Adviser.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as it is qualified to be registered according to the rules and standards of the Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Context Capital of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide Context Capital and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to Context Capital that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Context Capital, the Sub-Adviser shall permit Context Capital, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

(c) The Sub-Adviser has provided Context Capital with a copy of its Form ADV, as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Context Capital at least annually.

(d) The Sub-Adviser will notify Context Capital of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or as soon after such change as possible.

(e) The Sub-Adviser agrees that neither it nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, Context Capital or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Context Capital.

(f) The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust's portfolio holdings to any person or entity other than Context Capital, the Trust's custodian, or other persons expressly designated by Context Capital. The Sub-Adviser further represents that it implemented policies and procedures to prevent it, its employees and agents from trading on the basis of any material non-public information provided by Context Capital, the Trust, their affiliates or agents.

(g) The Sub-Adviser hereby represents, warrants and agrees that: (1) it is registered with the Commodity Futures Trading Commission (the "CFTC") as a commodity trading advisor and is a member of the National Futures Association (the "NFA") if required in light of the nature of its activities, and will continue to be so registered, if required, for so long as this Agreement remains in effect; (2) it will comply with the Commodity Exchange Act (the "CEA") and the rules of the CFTC and the NFA to the extent applicable; and (3) it will provide all information reasonably required by Context Capital to fulfill any disclosure and reporting obligations of Context Capital with respect to the Fund under the CEA and the rules of the CFTC and the NFA.

8. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Duration and Termination.

(a) This Agreement shall become effective upon approval: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party "Independent Trustees", cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities, unless Context Capital has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Fund's outstanding voting securities.

(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by Context Capital; (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of Context Capital, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to Context Capital. This Agreement will terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement, as it relates to this Fund.

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Fund's outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

12. Confidentiality. The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders. The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities.

13. Use of Name.

(a) It is understood that the name Context Capital or any derivative thereof or logo associated with that name, is the valuable property of Context Capital and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of Context Capital and only so long as Context Capital is Manager to the Trust and/or the Fund.

(b) It is understood that the name Phineus Partners L.P. or any derivative thereof or logo associated with that name, is the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Fund. Upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivatives or logo).

14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

15. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Context Capital upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Context Capital will be sent to the attention of: Jason Myers, 23 Bradford Street, West Concord, MA 01742 (jmyers@contextca.com; 978-341-4629). All notices provided to the Sub-Adviser will be sent to the attention of: Michael Grant 251 Post Street, Suite 500, San Francisco, CA 94108 (mgrant@phineus.net; 415-990-1586).

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.
Context Capital Advisers, LLC 401 City Avenue Suite 815 Bala Cynwyd, PA 19004
Attest: By: Name: Title:	By: Name: Title:
Phineus Partners L.P. 251 Post Street, Suite 500 San Francisco, CA 94108
By: Name: Title:	By: Name: Title:

ANNEX A

The Sub-Adviser will ensure that at all times, leverage, as used for purposes of Section 18 of the Investment Company Act of 1940, as amended and guidance issued by the Securities and Exchange Commission thereunder, will not exceed 30% of the net asset value of the Segment. This limitation on leverage may be changed, waived or terminated solely at the discretion of Context Capital by an instrument in writing signed by Context Capital.

EXHIBIT I

SUB-ADVISORY AGREEMENT

Agreement dated as of [  ], 2014 between Context Capital Advisers, LLC ("Context Capital"), a Delaware Limited Liability Company, and Weatherbie Capital, LLC ("Sub-Adviser"), a Delaware Corporation (the "Agreement").

RECITALS

(1) Context Capital has entered into a Management Agreement dated as of [  ], 2014 ("Management Agreement"), with Context Capital Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of1940, as amended ("1940 Act"), with respect to Context Alternative Strategies Fund (the "Fund");

(2) Context Capital is authorized to retain one or more sub-advisers to furnish certain investment advisory services to Context Capital and the Fund;

(3) Context Capital desires to retain the Sub-Adviser to furnish certain investment advisory services to Context Capital and the Fund or a designated portion of the assets ("Segment") of the Fund; and

(4) The Sub-Adviser is willing to furnish such services;

Now therefore, in consideration of the premises and mutual covenants herein contained, Context Capital and the Sub-Adviser agree as follows:

1. Appointment. Context Capital hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Fund or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.

(a) Subject to the supervision and direction of the Trust's Board of Trustees (the "Board") and review by Context Capital, and as set forth in the Fund's Registration Statement (defined below) and as communicated in writing from time to time by Context Capital to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program for the Fund or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Fund or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Fund or Segment. The Sub-Adviser understands that the Fund's assets need to be managed so as to permit the Fund to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"). The Sub-Adviser, on each business day, shall provide Context Capital and the Trust's custodian such information as Context Capital and the Trust's custodian may reasonably request relating to all transactions concerning the Fund or Segment.

Context Capital hereby designates and appoints the Sub-Adviser as its and the Fund's limited purpose agent and attorney-in-fact, without further prior approval of Context Capital (except as expressly provided for herein or as may be required by law) to make and execute, in the name and on behalf of the Fund, all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder. By way of example and not by way of limitation, in connection with any purchase for the Fund or Segment of securities or instruments that are not registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), the Sub-Adviser shall have the full power and authority, among other things, to: (i) commit to purchase such securities for the Fund on the terms and conditions under which such securities are offered; (ii) execute such account opening and other agreements, instruments and documents (including, without limitation, purchase agreements, subscription documents, ISDA and other swap and derivative documents), and make such commitments, as may be required in connection with the purchase and sale of such securities or instruments; (iii) represent that the Fund is an "accredited investor" as defined in Rule 501 (a) of Regulation D under the Securities Act; and (iv) commit that such securities will not be offered or sold by the Fund except in compliance with the registration requirements of the Securities Act or an exemption therefrom. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by Context Capital or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Sub-Adviser of such notice.

When investing in non-US securities, the Sub-Adviser is responsible for identifying and complying with all applicable laws and regulations of the jurisdiction in which the security is traded. The Sub-Adviser shall use the degree of care, diligence and skill that a reasonably prudent investment manager would exercise under the circumstances not to knowingly establish or add to existing positions in securities that are subject to any applicable foreign ownership limits or levels ("FOL")at a time when it is reasonably foreseeable that such purchases will have to be sold due to FOL limits or levels.

(b) The Sub-Adviser agrees that it will not consult with any other sub-adviser ("Other Sub-Adviser") for the Trust or Fund concerning any transaction by the Fund or Segment in securities or other assets, except that such consultations are permitted between the current and any successor subadvisers of the Fund in order to effect an orderly transition of subadvisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act. The Sub-Adviser is not responsible for any investment activities of the Fund other than within the Segment.

The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"), and in accordance with Annex A attached hereto.

(c) Unless otherwise instructed by Context Capital or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Fund or Segment. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") ("Proxy Voting Policy"), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by Context Capital a summary of such Proxy Voting Policy for inclusion in the Trust's registration statement, and will provide Context Capital with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12- month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d) The Sub-Adviser agrees that upon the request of Context Capital or the Board, Sub-Adviser shall exercise the rights incident to the securities held by the Fund or Segment in the context of a bankruptcy or other reorganization. The Sub-Adviser further agrees that it will keep Context Capital fully informed about any such actions that it intends to take.

(e) The Sub-Adviser agrees that it will place orders with brokers in accordance with best execution policies, taking into account best price as an important factor in this decision, provided that, on behalf of the Fund or Segment, the Sub-Adviser may, in its discretion and consistent with Section 8(e) of the Securities Exchange Act of 1934, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund or Segment and its other clients and that the total commissions paid by the Fund or Segment will be reasonable in relation to the benefits to the Fund or Segment over the long term. In no instance will portfolio securities be purchased from or sold to Context Capital or the Sub-Adviser, the Trust's principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Fund or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Context Capital recognizes that in some cases this procedure may adversely affect the results obtained for the Fund or Segment.

Subject to the Sub-Adviser's obligations to seek best execution, Context Capital agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Fund or Segment and the Trust with any broker-dealer deemed to be an affiliate (including affiliated FCMs) of the Sub-Adviser (the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part 2A of the Sub-Adviser's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV")) and Section 11(a)(1)(H) of the Securities Exchange Act of 1934 (the "1934 Act"), and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trust's policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to Context Capital, the Fund or the Trust. In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain the approval of the Trust's Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Fund or the Trust.

Context Capital further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Fund and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Fund or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Fund or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Fund and the Trust and its clients generally. Context Capital, the Fund and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Sub-

Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide Context Capital with periodic reports describing such agency cross transactions. Context Capital understands that the authority of the Sub-Adviser to execute agency Cross Transactions for the Fund is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from Context Capital, and that the failure to terminate such authorization will result in its continuation.

(f) The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Fund or Segment, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and will furnish the Board and Context Capital with such periodic and special reports as the Board or Context Capital may request.

(g) At such times as shall be reasonably requested by the Board or Context Capital, the Sub-Adviser will provide the Board and Context Capital with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Fund or Segment and make available to the Board and Context Capital any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h) In accordance with procedures adopted by the Board, as amended from time to time and as communicated in writing to the Sub-Adviser, the Sub-Adviser is responsible for assisting the Board and Context Capital in the fair valuation of all portfolio securities in the Fund or Segment and upon request the Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware, or other reasonable assistance, to Context Capital, the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or Context Capital to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

(i) For the avoidance of doubt, the Sub-Adviser will not bear responsibility for the monitoring or supervision of any lender, custodian, administrator or other service provider selected by Context Capital or the Fund.

3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement, the Trust's policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided in writing to the Sub-Adviser (together, the "Trust Compliance Procedures") and with the written instructions and written directions of the Board and Context Capital, and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Fund. Context Capital agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, Trust's Compliance Procedures, written instructions and directions of the Board and Context Capital, and any amendments or supplements to any of these materials as soon as practicable after such materials become available. Context Capital will provide a reasonable time period for the Sub-Adviser to comply with any such amendments or supplements, and the Sub-Adviser will use its best efforts to comply with any such amendments or supplements as promptly as possible. Context Capital further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Context Capital.

In order to assist Context Capital, Context Capital'sCCO ("Adviser CCO") and the Trust to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Adviser CCO: (i) direct access to the Sub-Adviser's chief compliance officer and/or other senior compliance personnel, as reasonably requested by the Adviser CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Compliance Procedures in managing the Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a- 1(e)(2)) that arose under the Compliance Procedures that related to the Sub-Adviser's management of the Segment.

The Sub-Adviser shall promptly provide the Adviser CCO with copies of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the "Sub-Adviser Compliance Procedures"), and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Adviser CCO so as to facilitate the Adviser (CCO's performance of the Adviser CCO's responsibilities under Rule 38a-1 to review, evaluate and report to the Trust's Chief Compliance Officer and Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Adviser CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Segment. The Sub-Adviser shall provide to the Adviser CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Procedures in managing the Segment, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Segment. At least annually, the Sub-Adviser shall provide a certification to the Adviser CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with any applicable Federal Securities Laws, subject to such interpretations as may be contained in the Compliance Procedures.

The Sub-Adviser will promptly provide Context Capital with information (including information that is required to be disclosed in the Trust's registration statement) with respect to the portfolio managers responsible for the Fund or Segment and any changes in the portfolio managers responsible for the Fund or Segment.

The Sub-Adviser will promptly notify Context Capital of any pending investigation, litigation, administrative proceeding or any other significant regulatory inquiry material to the Fund, the Trust of the Sub-Adviser.

The Sub-Adviser will cooperate promptly and fully with Context Capital and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Fund or Context Capital brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the Securities and Exchange Commission ("SEC")).

4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement, other than the cost of investments (including brokerage commissions, if any). The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund or Context Capital, except as otherwise specifically provided herein.

The Sub-Adviser shall review and provide written comments, if any, upon offering documents and ancillary sales and marketing materials prepared by Context Capital for the Fund, each as provided to the

Sub-Adviser by or on behalf of Context Capital. For the avoidance of doubt, Context Capital and not the Sub-Adviser shall have the ultimate responsibility for the content of the offering documents and ancillary sales and marketing materials which are prepared by Context Capital or the Fund, except to the extent that any information set forth therein is provided in writing by the Sub-Adviser, in which case the Sub-Adviser shall be responsible for any misstatements or omissions therein. The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising from a change in control of the Sub-Adviser resulting in an "assignment" of this Agreement (as defined in the 1940 Act).

5. Compensation.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Context Capital, not the Fund, will pay to the Sub-Adviser a fee, computed daily and payable monthly in arrears, at an annual rate of [    %] of the average daily net assets of the Fund or Segment allocated to its management (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Fund within the Sub-Adviser's Segment.

(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c) For those periods in which Context Capital has agreed to waive all or a portion of its management fee, Context Capital may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

(d) lf this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

6. Limitation of Liability.

(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders or by Context Capital in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Fund not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Fund. In particular, in the event the Sub-Adviser shall manage only a Segment of the Fund, the Sub-Adviser shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Fund managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code, unless such violation was due to the Sub-Adviser's failure to comply with written guidelines adopted by the Board or Context Capital and provided to the Sub-Adviser.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Context Capital of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide Context Capital and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to Context Capital that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Context Capital, the Sub-Adviser shall permit Context Capital, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

(c) The Sub-Adviser has provided Context Capital with a copy of its Form ADV, as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Context Capital at least annually.

(d) The Sub-Adviser will notify Context Capital of any actual change in control of the Sub-Adviser, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or the Segment or senior management of the Sub-Adviser, in each case prior to or as soon after such change as possible.

(e) The Sub-Adviser agrees that neither it nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, Context Capital or any of their respective affiliates in offering/ marketing or other promotional materials without the express written consent of Context Capital. Notwithstanding the foregoing, the Sub-Adviser may use performance data it generates of the Segment of the Fund it manages for its track record, including in its composites, provided that none of the Fund, the Trust or Context Capital is identified by name or otherwise in a manner that would enable a third party to identify the Fund, the Trust or Context Capital.

(f) The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust's portfolio holdings to any person or entity other than Context Capital, the Trust's custodian, or other persons expressly designated by Context Capital. The Sub-Adviser further represents that it has implemented policies and procedures to prevent it, its employees and agents from trading on the basis of any material non-public information provided by Context Capital, the Trust, their affiliates or agents.

(g) The Sub-Adviser hereby represents, warrants and agrees that: (1) it is not currently required to be registered with the Commodity Futures Trading Commission ("CFTC") as a commodity trading advisor. The Sub-Adviser also represents that should it be required in the future to be registered with the CFTC as a commodity trading advisor, it will complete and maintain such registration as required. In connection with the foregoing, the Sub-Adviser will also become a member of the National Futures Association ("NFA") if required in light of the nature of its activities, and will continue to be so registered, if required, for so long as this Agreement remains in effect; (2) it will comply with the Commodity Exchange Act (the "CEA") and the rules of the CFTC and the NFA to the extent applicable; and (3) it will provide all information reasonably required by Context Capital to fulfill any disclosure and reporting obligations of Context Capital with respect to the Fund under the CEA and the rules of the CFTC and the NFA.

8. Representations of Context Capital. Context Capital represents, warrants and agrees that:

(a) it (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other material applicable federal or state requirements, or the material applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (v) has the authority to enter into and perform the services contemplated by this Agreement; and (vi) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section g(a) of the 1940 Act or otherwise.

(b) it understands that the investments recommended by the Sub-Adviser for the Fund may not be profitable and it is possible that losses incurred with respect to such investments, individually or collectively, may be significant or complete.

(c) it has received a copy of Sub-Adviser's Form ADV Part 2A and 2B, as most recently filed with the SEC.

g. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

10. Duration and Termination.

(a) This Agreement shall become effective upon approval: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities, unless Context Capital has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Fund's outstanding voting securities.

(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 30 days' written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by Context Capital: (i) upon 120 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of Context Capital, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days' written notice to Context Capital. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of the Investment Advisory Agreement, as it relates to this Fund.

11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Fund's outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

12. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

13. Confidentiality. Each of Context Capital and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein "Portfolio Information" means confidential and proprietary information of the Fund, Context Capital or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund. Context Capital and the Sub-Adviser will restrict access to the Portfolio Information to those employees of Context Capital and the Sub-Adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund and Context Capital and the Sub-Adviser will be obligated to ensure that it is used only for such purposes. The foregoing shall not prevent Context Capital or the Sub-Adviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act of such party, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by the other party for disclosure, (4) required to be disclosed pursuant to a requirement of a court, governmental or other agency or law so long as the party making such disclosure provides the other party with prompt written notice of such requirement as soon as practicable if permissible, or (5) disclosed in accordance with the Fund's policy for disseminating portfolio holdings as disclosed in the Fund's then current Registration Statement.

14. Use of Name.

(a) It is understood that the name Context Capital or any derivative thereof or logo associated with that name, is the valuable property of Context Capital and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of Context Capital and only so long as Context Capital is Manager to the Trust and/or the Fund.

(b) It is understood that the name M.A. Weatherbie & Co., Inc. or any derivative thereof or logo associated with that name, including the prospective Trademark approval of the name and logo of Weatherbie Capital, LLC is the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Fund and subject to the terms and conditions of the following Trademark License:

i. Sub-Adviser grants to Context Capital a nonexclusive, nontransferable trademark license to use: U.S. Registration No.: 4,244,743 for the logo MAW; and U.S. Registration No.:4,244,741 for the mark M.A. WEATHERBIE & CO., INC. (the "Marks") subject to the terms and conditions set forth in Section 14 (b) (i) through (viii) of this Agreement ("Trademark License").

ii. Context Capital acknowledges Sub-Adviser's ownership of the Marks and agrees that it will do nothing inconsistent with the Sub-Adviser's ownership of the Marks and agrees that all use and goodwill created by the use of the Marks by Context Capital shall inure to the benefit of the Sub-Adviser. Context Capital further acknowledges that nothing in this Trademark License or the Agreement shall give Context Capital the right to sublicense the use of the Marks, or entitle Context Capital to any right, title or interest in the Marks other than the right to use the Marks in accordance with this Trademark License, Agreement or as approved by the Sub-Adviser.

iii. Context Capital shall not use, purchase, apply, or register, anywhere in the world, or facilitate a third party's purchase, application, or registration of a mark, domain name, key word or trade name that is identical to or a translation/transliteration of, or confusingly similar to any of the Marks. This sub-section shall survive the termination of this Trademark License and Agreement.

iv. Context Capital agrees to cooperate with the Sub-Adviser to facilitate the Sub-Adviser's reasonable control of the nature and quality of all services and products associated with the Marks.

v. Context Capital shall ensure that any use by Context Capital of the Marks shall not contain material that, based on the reasonable knowledge of Context Capital, (a) infringes the intellectual property rights, or other rights, of a third party; (b) is obscene, defamatory, unreasonably objectionable or offensive, or (c) is likely to give rise to civil or criminal liability.

vi. Context Capital agrees to use the Marks only in the form and manner identified in the Trademark License and Agreement. Furthermore, Context Capital agrees to include, if feasible, a legend identifying the Sub-Adviser as the owner of the Marks (i.e. the MAW logo and, once approved the Weatherbie Capital, LLC logo, is a registered trademark of M.A. Weatherbie & Co., Inc.).

vii. Sub-Adviser shall have the right to terminate this Trademark License upon thirty (30) days written notice to Context Capital in the event of any affirmative act of insolvency by Context Capital, or upon the appointment of any receiver to take possession of the properties of Context Capital, or upon the winding-up or any sequestration by governmental authority of Context Capital, or upon breach of any of the provisions of this Agreement by Context Capital. Notice of any such termination shall be provided to Context Capital in accordance with Section 17.

viii. Upon termination of this Agreement, Context Capital shall immediately discontinue all use of the Marks and destroy all printed materials bearing the Marks (except to the extent that law or regulation requires Context Capital not to destroy them) and excluding such documents and records used solely within Context Capital. Context Capital agrees that upon termination all rights in the Marks and the goodwill connected therewith shall remain the property of the Sub-Adviser. The expiration of Context Capital's right to use the Marks upon termination of this Agreement shall not entitle Context Capital to compensation or damages of any description.

15. Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of the Fund.

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be executed and delivered (including by facsimile transmission) by the parties hereto in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

17. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Context Capital upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Context Capital will be sent to the attention of: Jason Myers, 23 Bradford Street, West Concord, MA 01742 Umyers@contextam.com; 978-341-4629). All notices provided to the Sub-Adviser will be sent to the attention of: Weatherbie Capital, LLC Compliance Officer, 265 Franklin Street, Suite 1601, Boston, MA 02110.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.
Context Capital Advisers, LLC 401 City Avenue Suite 815 Bala Cynwyd, PA 19004

Attest: By: Name: Title:	By: Name: Title:

Weatherbie Capital, LLC 265 Franklin Street Boston, MA 02110

Attest: By: Name: Title:	By: Name: Title:

ANNEX A

The Sub-Adviser will ensure that at all times, leverage, as used for purposes of Section 18 of the Investment Company Act of 1940, as amended and guidance issued by the Securities and Exchange Commission thereunder, will not exceed 10% of the net asset value of the Segment. This limitation on leverage may be changed, waived or terminated solely at the discretion of Context Capital by an instrument in writing signed by Context Capital.

CONTEXT CAPITAL FUNDS

Context Alternative Strategies Fund

Three Canal Plaza
Portland, Maine 04101
_________________________________________

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated September 29, 2014 of the solicitation of consents from the shareholders of Context Alternative Strategies Fund, a series of Context Capital Funds, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of his, her or its shares of the Context Alternative Strategies Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specifications made herein.  If no specification is made with respect to one or more Proposals, this consent will be counted as a "consent" in favor of such Proposal(s).

The Board of Trustees of Context Capital Funds recommends that all shareholders CONSENT to each Proposal.  Please carefully review the Consent Solicitation Statement delivered with this consent.

Proposal 1:	To approve a new Investment Advisory Agreement between Context Capital Advisers, LLC and Context Capital Funds with respect to the Context Alternative Strategies Fund.

CONSENT  [   ]                                          CONSENT WITHHELD  [   ]                                                       ABSTAIN  [   ]

Proposal 2a:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Armory Funds, LLC with respect to the Context Alternative Strategies Fund.

CONSENT  [   ]                                          CONSENT WITHHELD  [   ]                                                       ABSTAIN  [   ]

Proposal 2b:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Del Mar Asset Management, LP with respect to the Context Alternative Strategies Fund.

CONSENT  [   ]                                          CONSENT WITHHELD  [   ]                                                       ABSTAIN  [   ]

Proposal 2c:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and ESM Management LLC with respect to the Context Alternative Strategies Fund.

CONSENT  [   ]                                          CONSENT WITHHELD  [   ]                                                       ABSTAIN  [   ]

Continued on the next page.

Proposal 2d:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and First Principles Capital Management, LLC with respect to the Context Alternative Strategies Fund.

CONSENT  [   ]                                          CONSENT WITHHELD  [   ]                                                       ABSTAIN  [   ]

Proposal 2e:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Highland Capital Management, L.P. with respect to the Context Alternative Strategies Fund.

CONSENT  [   ]                                          CONSENT WITHHELD  [   ]                                                       ABSTAIN  [   ]

Proposal 2f:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Kellner Private Fund Management, LP with respect to the Context Alternative Strategies Fund.

CONSENT  [   ]                                          CONSENT WITHHELD  [   ]                                                       ABSTAIN  [   ]

Proposal 2g:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Phineus Partners, L.P. with respect to the Context Alternative Strategies Fund.

CONSENT  [   ]                                          CONSENT WITHHELD  [   ]                                                       ABSTAIN  [   ]

Proposal 2h:	To approve a new Sub-Advisory Agreement between Context Capital Advisers, LLC and Weatherbie Capital, LLC with respect to the Context Alternative Strategies Fund.

CONSENT  [   ]                                          CONSENT WITHHELD  [   ]                                                       ABSTAIN  [   ]

By:

Name: _________________________________

Title: __________________________________

Tax Identification Number: __________________________________

Date:  _________________________________, 2014

Please sign, date and deliver this consent (or photocopy thereof) to the Assistant Secretary of the Trust.  This consent may be delivered by mail to Context Capital Funds, Three Canal Plaza, Portland, Maine 04101, Attention: Assistant Secretary; by e-mail to Kevin.MacDowell@atlanticfundservices.com or by fax to (207) 347-2190.